                                    [LOGO]
                                   NORTHSTAR
                              THE NORTHSTAR FUNDS

                      SEMI-ANNUAL REPORT TO SHAREHOLDERS
                                 June 30, 1999

                                   [GRAPHIC]

[PHOTO]

MARK L. LIPSON


NORTHSTAR FUNDS
SEMI-ANNUAL REPORT
JUNE 30, 1999

                                                                          [LOGO]
Dear Shareholder:

We are pleased to provide you with the semi-annual report of the Northstar Funds for the six months ended June 30, 1999. We are gratified with your deci-sion to entrust your assets to the Northstar Funds and are confident that we can assist you in reaching your financial objectives. Our goal is to provide you with consistent, long-term, attractive returns achieved through fundamental research, analysis, and traditional investment disciplines. Following this let-ter is a summary of the results of each Fund's portfolio by its respective portfolio manager. We hope you will find it informative.

The past six months saw a continuation of the recovery that began in late 1998 in the U.S. markets. Investor fears about financial turmoil and a global defla-tionary spiral faded in the wake of interest rate cuts around the globe. While the U.S. Federal Reserve was the first to cut rates in response to Long Term Capital Management, we have seen over 151 interest rate cuts worldwide since September of last year as central banks responded to the crisis by increasing liquidity. These rate cuts had the effect of stabilizing the Asian economies and as we moved through the first six months of 1999 we saw increasing signs of economic stabilization in commodity prices and economically sensitive compa-nies. While the economic backdrop of the past six months could be described as "the best of all worlds" for the U.S. financial markets, with strong GDP growth accompanied by low inflation, the recovery in the rest of the world did cause interest rates to move up by about 75 basis points. In more traditional eco-nomic cycles, such strong growth might be accompanied by inflation, but strong improvements in our productivity alleviated inflation concerns. The combination of strong economic growth, low interest rates, and good earnings growth from many sectors in the U.S. caused the markets to continue to rebound and sup-ported historically high valuations in the S&P 500; the most significant re-bound occurred in the technology and industrial sectors, which had been hit the hardest in the correction in the Fall of 1998. For the six months ended June 30, 1999, the NASDAQ increased 22.5% and the Dow Jones Industrial Average in-creased 19.49%, while the S&P 500 returned 12.32%, the S&P Midcap Index 6.22%, and the Russell 2000 was up 9.28%.

As we moved through 1999, the market began to broaden out significantly as in-vestors' confidence in a global recovery increased. While the overall backdrop was favorable for most asset classes, more traditional cyclical stocks, econom-ically sensitive issues and traditional riskier asset classes such as U.S. small capitalization stocks and emerging market issues began to outperform the larger capitalization S&P 500-type issues which had been a safe haven in times of financial turmoil. Industrial stocks as represented by the Dow Jones Indus-trial Average surpassed the S&P 500 in return for the first time in a number of years. The Spring of 1999 also saw a resurgence in interest in smaller U.S. stocks, as the Russell 2000 began to significantly outperform the S&P 500. In-ternational stocks also showed a very strong resurgence, as the Morgan Stanley International indices significantly outperformed the S&P 500, with returns ranging from 26.99% to 56.59%. While investor appetite for risk did increase, certain of the asset classes perceived as riskier or more tied to the credit cycle, such as high yield bonds, continued to lag through most of the past six months. Traditional "value" stocks began to outperform "growth" stocks in this time frame, and commodity prices strengthened as Asia recovered. Most notable was the sharp recovery in the price of oil, which rose from $12.05 per barrel to $19.29 per barrel during the first six months of 1999.

While it is too early to state that the market leadership has shifted, we do believe that the market will continue to broaden out as investors increasingly focus on companies with the potential to provide strong earnings growth that sell at reasonable valuations relative to their growth rates. As the global economy accelerates, the unusual confluence of events that conspired to keep inflation levels perhaps artificially low will dissipate, and it is logical to assume that inflation returns to a more normalized "pre-financial crisis" 2.5%-3.0% rate. While we do not expect inflation to accelerate much be-yond that, that move alone represents a significant increase from the 1.5%-2.0% rate we had seen for most of 1998 and the early part of 1999. While we do not view the recent Fed interest rate increase of 25 basis points as "the first of many", as the global economy recovers its equilibrium, it is logical to assume that interest rates recover to their "pre-crisis" levels, which would put the yield on long-term rates in the U.S. in the 6%-7% range versus the current rate of 6.07%. This may put a further cap on the performance of the larger capital-ization S&P 500 stocks. We believe that over the next six to twelve months, ac-tive managers may have an opportunity to outperform the indices as stock-pick-ing capabilities become increasingly important.

As we move into the next millenium, we see a continuation of the global eco-nomic recovery leading to stronger profit growth for equities.

The returns for the equity market as measured by the S&P 500 over the past sev-eral years have been significantly outside the historical range of 8-10% and it is logical to assume that at some point we will return to this historical range. While returns of the S&P 500 over the next twelve months may be a bit more subdued than in the recent past, the vast majority of stocks have not been invited to "join the party" until recently; we believe that we may see returns in those stocks improve, as we believe that is where most of the profit im-provement will be concentrated.

Pundits say that "bull markets always climb a wall of worry" and this one has been no different. We continue to face uncertainty on the geopolitical front with the situation in Kosovo and economic uncertainty about the impact of Y2K. As of now, we believe that both of those issues are manageable. We do not see the military action in Kosovo developing into a full-scale war. While it is possible that the Y2K phenomenon may create some dislocations, this has been an area of significant investment and focus by corporate America for some period of time; given the amount of time, energy and money that has been spent to en-sure that Y2K does not have a catastrophic impact on the American economy, we believe the odds are high that any problems will be manageable.

Many of the positive forces that have driven the U.S. stock market to new heights are secular, not cyclical. Throughout this decade, U.S. corporations have improved their efficiency and profitability through strategic investments in productivity-improving technology and the replacement of labor with technol-ogy; we believe that trend will continue, if not accelerate, as we enter the next millenium and U.S. corporations begin to exploit the power of the Internet as a distribution channel and reap the benefits of a recovery in Asia and the developing world.

We thank you for the trust you have placed in our firm and look forward to con-tinuing to serve your investment needs in the future.

Sincerely,

/s/ Mark L. Lipson

Mark L. Lipson
President
--------------------------------------------------------------------------------

                      (This Page Left Blank Intentionally)

[PHOTO]

MARY LISANTI


NORTHSTAR
SPECIAL FUND

                                                                          [LOGO]
The Markets
  . After a tumultuous close to 1998, the first six months of 1999 saw the U.S. equity markets climb in a relatively straightforward manner. The im-peachment of President Clinton, the devaluation of the Brazilian Real, and a war in the Balkans were unable to derail the stock market's ascent. The rally in the equity market was one of the broadest in recent history. All asset classes from small cap to megacap stocks had solid gains, while more cyclical economic sectors fueled the returns in the second quarter on the heels of robust economic data.
  . The strength of the economy and some rare signs of inflation put pressure on the bond market, sending the yield on the 30-Year U.S. Treasury bond from 5.08% at the start of the year to 5.99% by the end of June. The April Consumer Price Index turned in its largest monthly increase in nearly nine years, while Japan's economy appeared to be on the road to recovery as first quarter GDP grew 1.9%. While this news spelled trouble for the bond market, the markets largely anticipated the Fed rate hike that came at the end of June. However, U.S. equity investors took this as a sign that earn-ings growth would make a comeback sooner than expected.
  . The S&P 500 gained 12.32% during the first six months of 1999, while the Dow Jones Industrials crossed the 10,000 mark for the first time and re-turned 19.49%. Small cap stocks showed substantial improvement, as the Russell 2000 Index turned in a gain of 9.28%, while the S&P Midcap earned 6.22%.

The Fund
  . For the six months ended June 30, 1999 the Fund returned 25.14%, 24.70%,
    24.68%, and 24.75% for Class A, B, C, and T shares, respectively. Class I shares returned 14.38% from April 1, 1999, commencement of operations, through June 30, 1999.
  . The Fund benefited from a number of market trends and investment strate-gies. In the rising interest rate environment, financial stocks were avoided almost completely, while the portfolio broadened its exposure to more economically-sensitive sectors such as energy and consumer cyclicals. Second, while the Internet fueled a large part of the Fund's early gains, these positions were reduced in favor of semiconductor and communications stocks.

Current Strategy
  . We have maintained the outlook that the U.S. economy was stronger than most observers had originally thought, and we are now seeing evidence of this in economic data and in corporate earnings. At the same time, the global economy is recovering, which has broadened investor interest away from the megacap and technology stocks, which have been fueling most of the market's gains during 1998.
  . While we have broadened the sector allocations into more cyclical sectors, we continue to concentrate on the technology and communications trends that are consuming much of corporate spending. Within these two sectors, we have allocated capital towards the companies that are providing the Internet infrastructure, as it remains unclear as to who the winners will be in the consumer Internet space. Thus, we have increased positions in semiconductors, networking equipment, and telecommunications.
  . The strong performance during the first half of 1999 has caused an even sharper focus on the valuations of the holdings in the Northstar Special Fund. We have not been afraid to realize gains on some of our best per-forming stocks, but we remain encouraged that we can find companies with excellent growth prospects at reasonable prices, while we continue to see increasing investor interest in small cap stocks.

--------------------------------------------------------------------------------
Fund Information (All data are as of 6/30/99)      Total Net Assets $227,703,600
--------------------------------------------------------------------------------

 Top 10 Holdings
 Name                                % Fund
  1  Applied Micro Circuits Corp.     2.3%
  2  PMC-Sierra, Inc.                 1.9%
  3  Lam Research Corp.               1.8%
  4  Harmonic Lightwaves, Inc.        1.7%
  5  Micrel, Inc.                     1.7%
  6  TriQuint Semiconductor, Inc.     1.7%
  7  Micromuse, Inc.                  1.6%
  8  Qlogic Corp.                     1.5%
  9  Xomed Surgical Products, Inc.    1.5%
 10  TranSwitch Corp.                 1.4%
                                     -----
                                     17.1%
                                     =====

Top 5 Industries
(by percentage of net asset)


Semiconductor     14.1%

Consumer Cyclicals 9.3%

Computer Software  7.8%

Energy             6.9%

Computer
Communications     6.9%


SEC Average Annual Rates of Return
(at maximum applicable sales charge)

--------------------------------
                        5
         Inception  years 1 year
--------------------------------
Class A     17.88%    N/A 16.62%
--------------------------------
Class B     18.20%    N/A 16.56%
--------------------------------
Class C     18.47%    N/A 20.54%
--------------------------------
Class T     11.63% 15.91% 17.66%
--------------------------------

Cumulative Total Return
(do not reflect sales charge)

---------------------------------
         Inception 5 years 1 year
---------------------------------
Class A    105.14%     N/A 22.42%
---------------------------------
Class B     99.47%     N/A 21.56%
---------------------------------
Class C     99.31%     N/A 21.54%
---------------------------------
Class T    336.94% 109.24% 21.66%
---------------------------------
Class I     14.38%     N/A    N/A
---------------------------------

--------------------------------------------------------------------------------

NORTHSTAR SPECIAL FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                                Shares        Value
-----------------------------------------------------------
Common Stocks -- 97.47%
Basic Material -- 1.02%
Abitibi-Consolidated, Inc.              59,800 $    680,225
Smurfit-Stone Container Corp. @         79,300    1,630,606
                                               ------------
                                                  2,310,831
                                               ------------
Biotechnology -- 6.27%
Alkermes, Inc. @                        88,500    2,046,562
Cephalon, Inc. @                        93,400    1,622,825
COR Therapeutics, Inc. @                89,100    1,314,225
Gilead Sciences, Inc. @                 32,300    1,687,675
IDEC Pharmaceuticals Corp. @            30,400    2,342,700
Immunex Corp. @                         11,100    1,414,556
MedImmune, Inc. @                       20,300    1,375,325
The Liposome Co., Inc. @                95,900    1,834,088
Trimeris, Inc. @                        44,400      643,800
                                               ------------
                                                 14,281,756
                                               ------------
Capital Goods -- 3.73%
Advanced Energy Industries, Inc. @      78,400    3,180,100
Electro Scientific Industries, Inc. @   41,400    1,729,744
Millipore Corp.                         43,500    1,764,468
The DII Group, Inc. @                   15,900      593,269
Waste Connections, Inc. @               40,000    1,220,000
                                               ------------
                                                  8,487,581
                                               ------------
Communication Services -- 3.42%
Covad Communications Group, Inc. @      11,150      594,434
ICG Communications, Inc. @              47,700    1,019,588
Powerwave Technologies, Inc. @          75,400    2,431,650
US LEC Corp. @                          48,800    1,098,000
VoiceStream Wireless Corp. @            47,700    1,356,469
Western Wireless Corp. @                47,700    1,287,900
                                               ------------
                                                  7,788,041
                                               ------------
Computer Communications -- 6.91%
Applied Micro Circuits Corp. @          64,300    5,288,675
Brocade Communications Systems, Inc. @  18,200    1,755,162
Computer Network Technology Corp. @     55,300    1,195,863
MMC Networks, Inc.                      69,200    3,096,700
Redback Networks, Inc. @                 9,400    1,180,288
TranSwitch Corp. @                      67,950    3,219,131
                                               ------------
                                                 15,735,819
                                               ------------
Computer Software -- 7.79%
Aspect Development, Inc. @              46,000      851,000
BackWeb Technologies Ltd. @             62,700    1,716,412
CBT Group Public Ltd. Co. PLC @ **      45,200      745,800
Citrix Systems, Inc. @                  21,000    1,186,500
Clarify, Inc. @                         28,500    1,175,625
Digital River, Inc. @                   14,300      425,068
Inet Technologies, Inc. @               58,900    1,413,600
Macromedia, Inc. @                      25,000      881,250
Micromuse, Inc. @                       73,700    3,675,787
Persistance Software, Inc. @            62,500      851,563

--------------------------------------------------------------------------------

NORTHSTAR SPECIAL FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                                     Shares        Value
----------------------------------------------------------------
Computer Software -- continued
Rational Software Corp. @                    34,200 $  1,126,462
Siebel Systems, Inc. @                       21,000    1,393,875
Verity, Inc. @                               42,400    2,297,550
                                                    ------------
                                                      17,740,492
                                                    ------------
Consumer Cyclicals -- 9.33%
American Eagle Outfitters, Inc. @            52,800    2,402,400
AnnTaylor Stores Corp. @                     58,000    2,610,000
Cooper Tire & Rubber Co.                     43,600    1,030,050
Digital Island, Inc. @                       60,500    1,085,219
iXL Enterprises, Inc. @                      14,300      384,312
Linens 'n Things, Inc. @                     59,200    2,590,000
Nielsen Media Research, Inc.                 37,900    1,108,575
Pacific Sunwear of California @             103,050    2,511,844
SalesLogix Corp. @                           71,100    1,057,612
Sunglass Hut International, Inc. @           59,800    1,027,812
The Children's Place Retail Stores, Inc. @   55,300    2,239,650
The Corporate Executive Board Co.             5,500      195,594
Tiffany & Co.                                23,200    2,222,115
West Marine, Inc. @                          54,000      786,375
                                                    ------------
                                                      21,251,558
                                                    ------------
Consumer Staples -- 5.48%
Buca, Inc. @                                 72,200    1,191,300
Cinar Corp. @                                36,900      904,050
Cumulus Media, Inc. @                        31,700      693,437
Foodmaker, Inc. @                            14,700      417,113
P.F. Changs China Bistro, Inc. @             76,400    1,652,150
Priority Healthcare Corp. @                  66,300    2,287,350
Radio One, Inc. @                            31,700    1,474,050
RCN Corp. @                                  16,300      678,488
Rubio's Restaurants, Inc. @                  95,400    1,472,737
Whole Foods Market, Inc. @                   35,600    1,711,025
                                                    ------------
                                                      12,481,700
                                                    ------------
Diversified Commerical Services -- 1.42%
Abacus Direct Corp. @                           900       82,350
Exchange Applications, Inc. @                77,200    3,145,900
                                                    ------------
                                                       3,228,250
                                                    ------------
EDP Peripherals -- 1.47%
QLogic Corp. @                               25,400    3,352,800
                                                    ------------
EDP Services -- 0.75%
Harbinger Corp. @                            80,800    1,010,000
nFront, Inc. @                               45,500      691,031
                                                    ------------
                                                       1,701,031
                                                    ------------
Electronic Components -- 2.25%
DSP Communications, Inc. @                   80,200    2,315,775
Sawtek, Inc. @                               61,400    2,816,725
                                                    ------------
                                                       5,132,500
                                                    ------------
Electronic Production/Equipment -- 3.69%
Credence Systems Corp. @                     51,500    1,911,937
Kulicke & Soffa Industies, Inc.              45,800    1,228,013

--------------------------------------------------------------------------------

NORTHSTAR SPECIAL FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                                       Shares        Value
------------------------------------------------------------------
Electronic Production/Equipment -- continued
Lam Research Corp. @                           88,900 $  4,150,519
PRI Automation, Inc. @                         30,700    1,112,875
                                                      ------------
                                                         8,403,344
                                                      ------------
Energy -- 6.93%
Apache Corp.                                   42,700    1,665,300
Atwood Oceanics, Inc. @                        58,500    1,828,125
Basin Exploration, Inc. @                      25,200      505,575
Devon Energy Corp.                             60,600    2,166,450
Global Industries Ltd, Inc. @                  59,800      766,188
Louis Dreyfus Natural Gas Corp. @              49,300    1,063,031
National-Oilwell, Inc. @                      158,700    2,221,800
Smith International, Inc.                      46,600    2,024,187
Stone Energy Corp. @                           45,400    1,923,825
Vastar Resources, Inc.                         31,000    1,625,563
                                                      ------------
                                                        15,790,044
                                                      ------------
Financial -- 1.38%
CompuCredit Corp. @                           102,900    1,955,100
Donaldson, Lufkin & Jenrette, Inc. @            8,400      247,800
Metris Cos., Inc.                              21,000      855,750
NextCard, Inc. @                                2,450       83,147
                                                      ------------
                                                         3,141,797
                                                      ------------
Internet Services -- 3.93%
AboveNet Communications, Inc. @                15,200      613,700
AppNet Systems, Inc. @                         73,800      991,687
Exodus Communications, Inc. @                   6,000      719,625
F5 Networks, Inc. @                            54,800    2,246,800
InfoSpace.com, Inc. @                          11,100      521,700
Media Metrix, Inc. @                            1,500       79,875
Proxicom, Inc. @                               51,300    1,317,769
Ramp Networks, Inc. @                         105,600    1,511,400
Software.com, Inc.                             40,400      936,775
                                                      ------------
                                                         8,939,331
                                                      ------------
Managed Health Care -- 1.86%
Foundation Health Systems, Inc. @             133,600    2,004,000
Oxford Health Plans, Inc. @                   142,900    2,223,881
                                                      ------------
                                                         4,227,881
                                                      ------------
Medical Specialties -- 3.41%
Boston Scientific Corp. @                      43,400    1,906,888
MiniMed, Inc. @                                32,600    2,508,162
Xomed Surgical Products, Inc. @                68,850    3,352,134
                                                      ------------
                                                         7,767,184
                                                      ------------
Medical/Nursing Services -- 2.02%
Apria Healthcare Group, Inc. @                 50,800      863,600
InfoCure Corp. @                               39,000    2,064,563
TLC The Laser Center, Inc. @                   34,900    1,675,200
                                                      ------------
                                                         4,603,363
                                                      ------------
Metal Fabrications -- 0.95%
CommScope, Inc. @                              70,400    2,164,800
                                                      ------------

--------------------------------------------------------------------------------

NORTHSTAR SPECIAL FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                                Shares        Value
-----------------------------------------------------------
Pharmaceuticals -- 0.74%
King Pharmaceuticals, Inc. @            65,100 $  1,684,463
                                               ------------
Semiconductor -- 14.12%
Alpha Industries, Inc.                  37,100    1,766,888
Anadigics, Inc. @                       39,800    1,472,600
Atmel Corp. @                           81,300    2,129,044
Broadcom Corp. @                        12,700    1,835,944
Cypress Semiconductor Corp. @          120,200    1,983,300
GlobeSpan, Inc. @                       17,700      703,575
Hi/Fn, Inc. @                           25,700    1,956,413
Lattice Semiconductor Corp. @           37,300    2,321,925
Maker Communications, Inc. @            70,800    2,194,800
Micrel, Inc. @                          50,900    3,766,600
PMC-Sierra, Inc. @                      73,400    4,326,012
SDL, Inc. @                             28,000    1,429,750
Semtech Corp. @                         45,300    2,361,262
TriQuint Semiconductor, Inc. @          68,900    3,914,381
                                               ------------
                                                 32,162,494
                                               ------------
Services to Health Industry -- 0.26%
Albany Molecular Research, Inc. @       20,000      595,000
                                               ------------
Specialty Chemicals -- 0.63%
Chirex, Inc. @                          44,600    1,432,775
                                               ------------
Telecommunications Equipment -- 4.70%
ADTRAN, Inc. @                          40,700    1,480,463
CIENA, Corp. @                          15,800      476,963
Copper Mountain Networks, Inc. @        15,900    1,228,275
Harmonic Lightwaves, Inc. @             65,400    3,756,412
RF Micro Devices, Inc. @                36,900    2,753,662
Terayon Communication Systems, Inc. @   18,000    1,005,750
                                               ------------
                                                 10,701,525
                                               ------------
Transportation -- 1.64%
Dril-Quip, Inc. @                       72,600    1,665,263
Forward Air Corp. @                     73,300    2,061,562
                                               ------------
                                                  3,726,825
                                               ------------
Utilities -- 1.37%
MCN Energy Group, Inc.                  74,200    1,539,650
Washington Gas Light Co.                60,400    1,570,400
                                               ------------
                                                  3,110,050
                                               ------------
Total Common Stocks
(cost $152,938,742)                             221,943,235
                                               ------------
Total Investment Securities -- 97.47%
(cost $152,938,742)                             221,943,235

--------------------------------------------------------------------------------

NORTHSTAR SPECIAL FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                                         Principal Amount        Value
-------------------------------------------------------------------------------
Repurchase Agreement -- 3.88%
Agreement with State Street Bank and Trust
bearing interest at 4.70% dated 6/30/99, to be
repurchased 7/01/99 in the amount of $8,835,153
and collateralized by $8,805,000 U.S. Treasury
Notes, 6.00% due 8/15/99, value $9,013,018
(cost $8,834,000)                                      $8,834,000 $  8,834,000
Liabilities in excess of other assets --
 (1.35%)                                                            (3,073,635)
                                                                  ------------
Net Assets -- 100.00%                                             $227,703,600
                                                                  ============

@ Non-income producing.
** American Depositary Receipts.

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

[PHOTO]

MARY LISANTI


NORTHSTAR
GROWTH FUND

                                                                          [LOGO]
The Markets
  . After a tumultuous close to 1998, the first six months of 1999 saw the U.S. equity markets climb in a relatively straightforward manner. The im-peachment of President Clinton, the devaluation of the Brazilian Real, and a war in the Balkans were unable to derail the stock market's ascent. The rally in the equity market was one of the broadest in recent history. All asset classes from small cap to megacap stocks had solid gains, while more cyclical economic sectors fueled the returns in the second quarter on the heels of robust economic data.
  . The strength of the economy and some rare signs of inflation put pressure on the bond market, sending the yield on the 30-Year U.S. Treasury bond from 5.08% at the start of the year to 5.99% by the end of June. The April Consumer Price Index turned in its largest monthly increase in nearly nine years, while Japan's economy appeared to be on the road to recovery as first quarter GDP grew 1.9%. While this news spelled trouble for the bond market, the markets largely anticipated the Fed rate hike that came at the end of June. However, U.S. equity investors took this as a sign that earn-ings growth would make a comeback sooner than expected.
  . The S&P 500 gained 12.32% during the first six months of 1999, while the Dow Jones Industrials crossed the 10,000 mark for the first time and re-turned 19.49%. Small cap stocks showed substantial improvement, as the Russell 2000 Index turned in a gain of 9.28%, while the S&P Midcap earned 6.22%.

The Fund
  . Over the first half of the year, the Northstar Growth Fund A, B, C, T, and
    I shares returned 29.39%, 28.99%, 28.96%, 28.96%, and 29.60% respectively.
  . The Fund benefited from a number of market trends and investment strate-gies. In the rising interest rate environment, financial stocks were avoided almost completely, while the portfolio broadened its exposure to more economically-sensitive sectors such as energy and consumer cyclicals. Second, while the Internet fueled a large part of the Fund's early gains, these positions were reduced in favor of semiconductor and communications stocks.

Current Strategy
  . We have maintained the outlook that the U.S. economy was stronger than most observers had originally thought, and we are now seeing evidence of this in economic data and in corporate earnings. At the same time, the global economy is recovering, which has broadened investor interest away from the megacap and technology stocks, which have been fueling most of the market's gains during 1998.
  . While we have broadened the sector allocations into more cyclical sectors, we continue to concentrate on the technology and communications trends that are consuming much of corporate spending. Within these two sectors, we have allocated capital towards the companies that are providing the Internet infrastructure, as it remains unclear as to who the winners will be in the consumer Internet space. Thus, we have increased positions in semiconductors, networking equipment, and telecommunications.
  . The strong performance during the first half of 1999 has caused an even sharper focus on the valuations of the holdings in the Northstar Growth Fund. We have not been afraid to realize gains on some of our best per-forming stocks, but we remain encouraged that we can find companies with excellent growth prospects at reasonable prices in a broad range of eco-nomic sectors.

--------------------------------------------------------------------------------
Fund Information (All data are as of 6/30/99)      Total Net Assets $236,213,724
--------------------------------------------------------------------------------

 Top 10 Holdings
 Name                                % Fund
 1   QUALCOMM, Inc.                   2.4%
 2   EchoStar Communications Corp.    2.3%
 3   PMC-Sierra, Inc.                 1.7%
 4   Lam Research Corp.               1.5%
 5   Motorola, Inc.                   1.4%
 6   Tandy Corp.                      1.4%
 7   Applied Micro Circuits Corp.     1.3%
 8   National Semiconductor Corp.     1.3%
 9   Qlogic Corp.                     1.3%
10   Novell, Inc.                     1.2%
                                     -----
                                     15.8%
                                     =====

Top 5 Industries
(by percentage of net assets)


Semiconductor      16.9%

Consumer Cyclicals  7.6%

Energy              7.4%

Consumer Staples    7.0%

Telecommunications
Equipment           6.7%

SEC Average Annual Rates of Return
(at maximum applicable sales charge)

--------------------------------
                        5
         Inception  years 1 year
--------------------------------
Class A     25.63%    N/A 37.17%
--------------------------------
Class B     26.10%    N/A 37.96%
--------------------------------
Class C     26.34%    N/A 42.23%
--------------------------------
Class T     15.14% 24.04% 39.03%
--------------------------------

Cumulative Total Return
(do not reflect sales charge)

---------------------------------
         Inception 5 years 1 year
---------------------------------
Class A    165.77%     N/A 44.02%
---------------------------------
Class B    159.00%     N/A 42.96%
---------------------------------
Class C    158.96%     N/A 43.23%
---------------------------------
Class T    561.47% 193.65% 43.03%
---------------------------------
Class I     99.84%     N/A 44.49%
---------------------------------

--------------------------------------------------------------------------------

NORTHSTAR GROWTH FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                                     Shares        Value
----------------------------------------------------------------
Common Stocks -- 99.42%
Basic Material -- 2.90%
Abitibi-Consolidated, Inc.                   61,900 $    704,112
Bemis Co., Inc.                              44,300    1,760,925
H.B. Fuller Co.                              20,000    1,367,500
Smurfit-Stone Container Corp. @              39,500      812,219
Weyerhaeuser Co.                             32,100    2,206,875
                                                    ------------
                                                       6,851,631
                                                    ------------
Biotechnology -- 3.26%
Biogen, Inc. @                               21,200    1,363,425
Gilead Sciences, Inc. @                      18,800      982,300
IDEC Pharmaceuticals Corp. @                 31,700    2,442,881
Immunex Corp. @                              11,600    1,478,275
MedImmune, Inc. @                            21,000    1,422,750
                                                    ------------
                                                       7,689,631
                                                    ------------
Capital Goods -- 4.37%
AlliedSignal, Inc.                           36,700    2,312,100
Ingersoll-Rand Co.                           16,100    1,040,463
Jabil Circuit, Inc. @                        24,600    1,110,075
Millipore Corp.                              46,100    1,869,931
Pall Corp.                                   79,400    1,761,687
Sealed Air Corp. @                           17,900    1,161,262
Terex Corp.                                  35,300    1,074,444
                                                    ------------
                                                      10,329,962
                                                    ------------
Communication Services -- 5.12%
Allegiance Telecom, Inc. @                   29,300    1,607,837
AT&T Corp.                                   40,600    2,265,987
ICG Communications, Inc. @                   48,700    1,040,963
Nextel Communications, Inc. @                48,100    2,414,019
Qwest Communications International, Inc. @   45,600    1,507,650
SBC Communications, Inc.                     10,200      579,654
Time Warner Telecom, Inc. @                   4,600      133,400
VoiceStream Wireless Corp. @                 46,100    1,310,969
Western Wireless Corp. @                     46,100    1,244,700
                                                    ------------
                                                      12,105,179
                                                    ------------
Computer Communications -- 5.20%
Adaptec, Inc. @                              66,000    2,330,625
Applied Micro Circuits Corp. @               38,100    3,133,725
Brocade Communications Systems, Inc. @       19,400    1,870,887
Cisco Systems, Inc. @                        19,000    1,225,500
Extreme Networks, Inc. @                     30,300    1,759,294
Juniper Networks, Inc. @                      4,800      715,200
Redback Networks, Inc. @                      9,900    1,243,069
                                                    ------------
                                                      12,278,300
                                                    ------------
Computer Software -- 4.99%
Citrix Systems, Inc. @                       32,000    1,808,000
Computer Associates International, Inc.      31,500    1,732,500
Intuit, Inc. @                               19,400    1,748,425
Macromedia, Inc. @                           24,500      863,625
Novell, Inc. @                              110,900    2,938,850

--------------------------------------------------------------------------------

NORTHSTAR GROWTH FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                                           Shares        Value
----------------------------------------------------------------------
Computer Software -- continued
Oracle Corp. @                                     33,500 $  1,243,687
Siebel Systems, Inc. @                             22,000    1,460,250
                                                          ------------
                                                            11,795,337
                                                          ------------
Consumer Cyclicals -- 7.56%
AnnTaylor Stores Corp. @                           33,100    1,489,500
Cooper Tire & Rubber Co.                           49,200    1,162,350
Gemstar International Group Ltd. @                 23,200    1,513,800
General Nutrition Cos., Inc. @                     53,900    1,256,544
Hasbro, Inc.                                       37,650    1,051,847
J. C. Penney, Inc.                                 21,900    1,063,519
Mandalay Resort Group @                            54,400    1,149,200
Nielsen Media Research, Inc.                       63,200    1,848,600
Saks, Inc. @                                       72,800    2,102,100
Tandy Corp.                                        65,200    3,186,650
Tiffany & Co.                                       4,400      421,435
Tommy Hilfiger Corp. @                             22,000    1,617,000
                                                          ------------
                                                            17,862,545
                                                          ------------
Consumer Staples -- 6.96%
Chancellor Media Corp. @                           19,800    1,091,475
EchoStar Communications Corp. @                    34,700    5,324,281
Outback Steakhouse, Inc. @                         34,350    1,350,384
P.F. Changs China Bistro, Inc. @                   63,600    1,375,350
Radio One, Inc. @                                  32,300    1,501,950
RCN Corp. @                                        33,200    1,381,950
Sinclair Broadcast Group, Inc. @                  108,600    1,778,325
Univision Communications, Inc. @                   21,200    1,399,200
Whole Foods Market, Inc. @                         25,500    1,225,594
                                                          ------------
                                                            16,428,509
                                                          ------------
Diversified Commercial Services -- 0.50%
Dendrite International, Inc. @                     32,700    1,181,288
                                                          ------------
Diversified Electronic Products -- 0.93%
Uniphase Corp. @                                   13,300    2,207,800
                                                          ------------
EDP Peripherals -- 1.34%
QLogic Corp. @                                     24,000    3,168,000
                                                          ------------
Electronic Data Processing -- 2.13%
Apple Computer, Inc.                               50,000    2,315,625
International Business Machines Corp.              21,000    2,714,250
                                                          ------------
                                                             5,029,875
                                                          ------------
Electronic Production/Equipment -- 5.49%
Applied Materials, Inc. @                          18,800    1,388,850
Lam Research Corp. @                               75,900    3,543,581
Novellus Systems, Inc. @                           42,500    2,900,625
Taiwan Semiconductor Manufacturing Co. Ltd. @ **   78,800    2,679,200
Teradyne, Inc. @                                   34,300    2,461,025
                                                          ------------
                                                            12,973,281
                                                          ------------
Energy -- 7.43%
Diamond Offshore Drilling, Inc.                    73,500    2,085,562
Enron Oil & Gas Co.                                51,500    1,042,875
ENSCO International, Inc.                          88,500    1,764,469

--------------------------------------------------------------------------------

NORTHSTAR GROWTH FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                               Shares        Value
----------------------------------------------------------
Energy -- continued
Global Industries Ltd., Inc. @        132,200 $  1,693,813
Global Marine, Inc.                   137,400    2,121,112
Halliburton Co.                        55,300    2,502,325
Precision Drilling Corp. @             78,700    1,500,219
Smith International, Inc.              59,600    2,588,875
Texaco, Inc.                           36,000    2,250,000
                                              ------------
                                                17,549,250
                                              ------------
Financial -- 4.78%
CompuCredit Corp. @                    14,500      275,500
Donaldson, Lufkin & Jenrette, Inc. @    8,600      253,700
Mellon Bank Corp.                      50,400    1,833,300
Metris Cos., Inc.                      69,200    2,819,900
Paine Webber Group, Inc.               53,700    2,510,475
The Charles Schwab Corp.               23,350    2,565,581
The Goldman Sachs Group, Inc.          14,400    1,040,400
                                              ------------
                                                11,298,856
                                              ------------
Hospital/Nursing Management -- 0.78%
Columbia/HCA Healthcare Corp.          77,800    1,774,813
Triad Hospitals, Inc. @                 4,094       55,269
                                              ------------
                                                 1,830,082
                                              ------------
Internet Services -- 2.37%
AppNet Systems, Inc. @                 77,500    1,041,406
Exodus Communications, Inc. @          20,900    2,506,694
InfoSpace.com, Inc. @                  11,600      545,200
Ramp Networks, Inc. @                 105,800    1,514,262
                                              ------------
                                                 5,607,562
                                              ------------
Managed Health Care -- 3.56%
Foundation Health Systems, Inc. @     139,500    2,092,500
Oxford Health Plans, Inc. @           106,000    1,649,625
United HealthCare Corp.                38,500    2,411,062
Wellpoint Health Networks, Inc. @      26,700    2,266,163
                                              ------------
                                                 8,419,350
                                              ------------
Medical Electronics -- 0.38%
VISX, Inc. @                           11,400      902,738
                                              ------------
Medical Specialties -- 1.03%
Boston Scientific Corp. @              55,500    2,438,531
                                              ------------
Medical/Nursing Services -- 0.76%
TLC The Laser Center, Inc. @           37,200    1,785,600
                                              ------------
Pharmaceuticals -- 1.46%
Allergan, Inc.                         10,600    1,176,600
King Pharmaceuticals, Inc. @           34,700      897,862
Pfizer, Inc.                            7,300      792,992
Schering-Plough Corp.                  11,400      581,372
                                              ------------
                                                 3,448,826
                                              ------------
Precision Instruments -- 0.98%
Waters Corp. @                         43,600    2,316,250
                                              ------------

--------------------------------------------------------------------------------

NORTHSTAR GROWTH FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                                  Shares/Principal Amount        Value
-------------------------------------------------------------------------------
Semiconductor -- 16.92%
Altera Corp. @                                             66,400 $  2,444,350
Analog Devices, Inc. @                                     57,700    2,895,819
Atmel Corp. @                                             103,300    2,705,169
Broadcom Corp. @                                           13,200    1,908,225
Cypress Semiconductor Corp. @                             134,400    2,217,600
Lattice Semiconductor Corp. @                              39,400    2,452,650
Linear Technology Corp.                                    20,100    1,351,725
LSI Logic Corp. @                                          25,000    1,153,125
Maker Communications, Inc. @                               75,100    2,328,100
Maxim Integrated Products, Inc. @                          20,100    1,336,650
Micron Technology, Inc.                                    66,000    2,660,625
National Semiconductor Corp. @                            118,500    2,999,531
PMC-Sierra, Inc. @                                         67,000    3,948,812
SDL, Inc. @                                                42,000    2,144,625
Semtech Corp. @                                            42,800    2,230,950
Vitesse Semiconductor Corp. @                              37,400    2,522,163
Xilinx, Inc. @                                             46,400    2,656,400
                                                                  ------------
                                                                    39,956,519
                                                                  ------------
Telecommunications -- 0.38%
Viatel, Inc. @                                             15,800      886,775
                                                                  ------------
Telecommunications Equipment -- 5.77%
ADTRAN, Inc. @                                             43,400    1,578,675
Motorola, Inc.                                             34,600    3,278,350
Nortel Networks Corp.                                      19,300    1,675,481
QUALCOMM, Inc. @                                           40,000    5,740,000
Tellabs, Inc. @                                            20,000    1,351,250
                                                                  ------------
                                                                    13,623,756
                                                                  ------------
Utilities -- 2.07%
Coastal Corp.                                              39,000    1,560,000
El Paso Energy Corp.                                       43,800    1,541,213
Washington Gas Light Co.                                   68,600    1,783,600
                                                                  ------------
                                                                     4,884,813
                                                                  ------------
Total Common Stocks
(cost $171,957,037)                                                234,850,246
                                                                  ------------
Total Investment Securities -- 99.42%
(cost $171,957,037)                                                234,850,246
Repurchase Agreement -- 5.48%
Agreement with State Street Bank and
Trust bearing interest at 4.70% dated
6/30/99, to be repurchased 7/01/99 in
the amount of $12,942,690 and
collateralized by $12,900,000 U.S.
Treasury Notes, 6.00% due 8/15/99, value
$13,204,763
(cost $12,941,000)                                    $12,941,000   12,941,000
Liabilities in excess of other assets --
 (4.90%)                                                           (11,577,522)
                                                                  ------------
Net Assets -- 100.00%                                             $236,213,724
                                                                  ============

@ Non-income producing.
** American Depositary Receipts.

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

[PHOTO]

JAMES L. MAHNKE


NORTHSTAR
GOVERNMENT SECURITIES FUND

The Markets
  . Economic Review and Outlook: U.S. GDP for the first quarter, 1999 remained strong at 4.3%. We expect second quarter 1999 growth to register around 3.0% to 4.0%, and we believe the U.S. economy will slow approximately 1.5--2.5% over the next three to four quarters. This slower growth should help offset the tight labor market and keep core inflation low. However, if the recently higher energy and raw material prices stick and get passed through the economy, then we may see core inflation rise in late 1999 and into 2000.
  . Market Review and Outlook: If inflation picks up, the rate rise over the last two quarters will continue and the Fed, which raised short rates by 25 basis points (b.p.) at quarter end, will completely reverse the 75 b.p. of liquidity provided during the global financial crisis. Even if infla-tion remains subdued, we still expect the Fed to raise short rates by 25 b.p. during the second half of 1999 and 25 b.p. in the first half of 2000. These rate increases should slow the economy to a more moderate growth rate and eventually lead to lower intermediate and long rates.

--------------------------------------------------------------------------------
                    Historical Yield Curve 12/31/98-6/30/99
         ----------------------------------------------------------------
                                                               2nd Qtr.        YTD
                    12/31/98       3/31/99       6/30/99        Change        Change
         ----------------------------------------------------------------
        3 Month       4.46          4.47          4.76          0.293         0.306
         ----------------------------------------------------------------
        6 Month       4.54          4.52          5.03          0.511         0.494
         ----------------------------------------------------------------
        1 Year        4.52          4.71          5.05          0.346         0.532
         ----------------------------------------------------------------
        2 Year        4.53          4.98          5.52          0.549         0.991
         ----------------------------------------------------------------
        5 Year        4.54          5.10          5.65          0.549         1.107
         ----------------------------------------------------------------
        10 Year       4.65          5.23          5.79          0.556         1.141
         ----------------------------------------------------------------
        30 Year       5.09          5.62          5.97          0.348         0.877
         ----------------------------------------------------------------

The Fund
  . For the six months ended June 30, 1999 the Fund returned (2.54%), (2.76%),
    (2.81%), and (2.69%) for Class A, B, C, and T shares, respectively. The goal of the Fund continues to be high current income and conservation of principal.
  . The Fund continues to hold mortgage-backed securities, with about 97% of the Fund invested in GNMA, FMNA, and FHLMC collateral. The remaining Fund assets are invested in a U.S. agency PAC and U.S. Treasury options. Given current prepayment speeds, the average life of the portfolio is around four to five years.

Current Strategy
  . We continue to overweight the mortgage sector to build a yield advantage versus U.S. Treasury security yields.
  . And given the potential of rate volatility, we are maintaining a small al-
    location to U.S. Treasury options in order to manage the Fund's convexity. . The combination of yield and convexity advantages should provide competi-
    tive performance and high current income for our investors.

--------------------------------------------------------------------------------
Fund Information (All data are as of 6/30/99)       Total Net Assets $98,888,680
--------------------------------------------------------------------------------

 Top 10 Holdings
 Name                                                % Fund
 1   FNMA 6.50%, due 11/01/13                        18.6%
 2   GNMA 7.00%, due 10/20/28                        15.2%
 3   GNMA 7.00%, due 9/20/28                          9.1%
 4   GNMA 7.00%, due 12/15/28                         8.5%
 5   GNMA 7.50%, due 12/15/28                         8.1%
 6   GNMA 7.50%, due 10/15/28                         7.1%
 7   Federal Home Loan Mortgage 6.50%, due 9/15/24    5.7%
 8   FNMA 9.00%, due 6/01/07                          4.6%
 9   FNMA 8.50%, due 11/01/09                         4.1%
10   GNMA 7.00%, due 2/15/26                          3.8%
                                                     -----
                                                     84.8%
                                                     =====

SEC Average Annual Rates of Return
(at maximum applicable sales charge)

----------------------------------
         Inception 5 years  1 year
----------------------------------
Class A      3.82%      NA (5.10%)
----------------------------------
Class B      3.99%     N/A (5.63%)
----------------------------------
Class C      4.34%     N/A (2.05%)
----------------------------------
Class T      6.57%   6.36% (4.45%)
----------------------------------

Cumulative Total Return
(do not reflect sales charge)

---------------------------------
                        5
         Inception  years  1 year
---------------------------------
Class A     22.27%    N/A (0.40%)
---------------------------------
Class B     19.14%    N/A (0.97%)
---------------------------------
Class C     18.86%    N/A (1.12%)
---------------------------------
Class T    134.69% 36.10% (0.73%)
---------------------------------

NORTHSTAR GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

                                                                          [LOGO]

Security                               Principal Amount/Contracts        Value
-------------------------------------------------------------------------------
U.S. Government and Agencies --
 96.76%
Federal Home Loan Mortgage Corp.,
6.50%, due 9/15/24                                    $ 5,700,000  $ 5,680,050
FNMA, 6.50%, due 11/01/13                              18,667,703   18,405,235
FNMA, 8.50%, due 11/01/09                               3,962,645    4,092,659
FNMA, 8.50%, due 8/01/11                                2,660,959    2,756,594
FNMA, 9.00%, due 6/01/07                                4,375,094    4,524,109
GNMA, 7.00%, due 9/15/23                                3,281,393    3,247,562
GNMA, 7.00%, due 1/15/24                                2,451,621    2,426,345
GNMA, 7.00%, due 1/15/26                                3,372,953    3,330,791
GNMA, 7.00%, due 2/15/26                                3,845,462    3,797,394
GNMA, 7.00%, due 9/20/28                                9,092,271    8,975,798
GNMA, 7.00%, due 10/20/28                              15,177,442   14,983,019
GNMA, 7.00%, due 12/15/28                               8,542,551    8,433,121
GNMA, 7.50%, due 10/15/28                               6,914,570    6,985,859
GNMA, 7.50%, due 12/15/28                               7,939,197    8,045,900
                                                                   -----------
Total U.S. Government and Agencies
(cost $97,249,531)                                                  95,684,436
                                                                   -----------
Options Purchased -- 0.73%
U.S. Government Agency -- 0.73%
U.S. Treasury Bonds Futures,
September 113.5 Call                                          350        5,469
U.S. Treasury Bonds Futures,
September 124 Call                                            400       12,500
U.S. Treasury Bonds Futures,
September 128 Call                                            400        6,250
U.S. Treasury Bonds Futures, December
112 Put                                                       272      323,000
U.S. Treasury Bonds Futures, December
122 Call                                                      666      343,406
U.S. Treasury Notes 5 Year Futures,
September 110.5 Call                                          350       32,813
                                                                   -----------
Total Options Purchased
(cost $2,919,120)                                                      723,438
                                                                   -----------
Total Investment Securities -- 97.49%
(cost $100,168,651)                                                 96,407,874
                                                                   -----------
Repurchase Agreement -- 2.17%
Agreement with State Street Bank and
Trust bearing interest at 4.70% dated
6/30/99, to be repurchased 7/01/99 in
the amount of $2,143,280 and
collateralized by $2,190,000 U.S.
Treasury Notes, 5.375% due 6/30/00,
value $2,188,631
(cost $2,143,000)                                     $ 2,143,000    2,143,000
                                                                   -----------
Options Written -- (0.44%)
U.S. Government Agency -- (0.44%)
U.S. Treasury Bonds Futures,
September 112 Call                                           (700)     (32,813)
U.S. Treasury Bonds Futures,
September 114 Put                                            (272)    (204,000)
U.S. Treasury Bonds Futures,
September 120 Call                                           (666)    (187,313)
U.S. Treasury Bonds Futures,
September 126 Call                                           (800)     (12,500)
                                                                   -----------
Total Options Written
(premium $1,872,100)                                                  (436,626)
                                                                   -----------
Other assets less liabilities --
 0.78%                                                                 774,432
                                                                   -----------
Net Assets -- 100.00%                                              $98,888,680
                                                                   ===========

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

[PHOTO]

JEFFREY AURIGEMMA


NORTHSTAR
HIGH YIELD FUND

The Markets
  . The six months ended June 30, 1999 closed with continued robust equity markets and GDP growth rates of approximately 4%. The equity markets' out-standing performance was primarily due to the strength of the U.S. economy and the absence of inflation indicators. Additionally, worldwide markets stabilized, rebounding off their lows. Inflation continued to remain low at roughly 1.5%, as both lower commodity prices and imports kept prices in check. During the second quarter 1999, yields of 10- and 30-year Treasury bonds continued their retreat. Their yields ended the quarter at 5.81% and 5.99%, up 116 bps and 91 bps, respectively, from the first quarter 1999. The backup in interest rates was primarily due to the continued strength of the economy, which raised concern among Fed watchers as to the possi-bility that the Fed might increase rates and if so, by what magnitude. As it turned out, on June 30th the Federal Reserve tightened rates by 25 ba-sis points to 5% and returned to a neutral bias. High yield bonds contin-ued to increase modestly as liquidity concerns diminished investor confi-dence in the stock market returned and the domestic economic outlook re-mained robust.
  . The Lehman Brothers U.S. Corporate High Yield Index returned 2.20% for the six months ended June 30, 1999 compared to (1.37%) for the Lehman Brothers U.S. Aggregate Bond Index. As economic and financial concerns continued to diminish during the quarter, high yield bonds continued to show signs of improvement, outperforming most other fixed income assets in the second quarter and year-to-date. However, high yield spreads only tightened mod-estly due to a back up in Treasuries. As of June 30, 1999, high yield spreads still remained historically wide to Treasuries at 525-650 basis points. In general, bonds with lower credit ratings continued to outperform the upper tier of the high yield market.
  . The Lehman Brothers Emerging Market Bond Index rose 10.22% for the six months ended June 30, 1999. The strong performance of the emerging markets was mainly attributed to the regions' increasing stability and continual recovery, prompting investors to comb for opportunities from the third quarter 1998 collapse.

The Fund
  . For the six months ended June 30, 1999, the Fund returned 0.19%, (0.05%),
    (0.17%), and 0.14% for Class A, B, C, and T shares, respectively. The Lipper average for high yield funds was 3.56%.
  . Since the Fund invests primarily in higher-rated bonds, it under performed as the yields of Treasury Bonds backed up.
  . During the first six months of 1999, the Fund continued to revamp its holdings. Shipping and oil and gas credits were cut back as well as emerg-ing markets. These industries represent 1.6%, 2.9% and 3.8%, respectively, of the Fund. As the Fund's exposure to more commodities driven credits was lowered, weightings in the cable, gaming and telecommunications sectors were increased. These sectors should provide both growth and stability to the Fund.
  . Performance was adversely impacted during the period as the Fund continued to restructure holdings following the merger with the Strategic Income Fund. Furthermore, for much of the six-month period, the Fund held a sub-stantial cash position that contributed to the Fund's under performance.

Current Strategy
  . We will continue to manage the Fund as a low-risk, conservative "all-weather" high yield fund that owns high quality high yield bonds. The Fund will continue to be managed so that it should outperform when the high-yield market is declining or volatile, while remaining competitive when the market is on the rise or stable.
  . Going forward, the Fund will continue with its conservative positioning in order to provide continued stability to the NAV of the Fund. The Fund will focus on upper tier credits while avoiding non-rated, zeros and equity-like securities.

--------------------------------------------------------------------------------
Fund Information (All data are as of 6/30/99)      Total Net Assets $243,541,285
--------------------------------------------------------------------------------

 Top 10 Holdings
 Name                                      % Fund
 1   Allied Waste North America, Inc.       2.1%
 2   Fage Dairy Industries SA               2.1%
 3   Americo Life, Inc.                     1.9%
 4   Echostar Communications Corp.          1.9%
 5   Intracel Corp.                         1.9%
 6   Charter Communications Holdings LLC    1.8%
 7   JCAC, Inc.                             1.8%
 8   Jupiters Ltd.                          1.8%
 9   Waterford Gaming LLC Finance Corp.     1.8%
10   Protection One, Inc.                   1.7%
                                           -----
                                           18.8%
                                           =====

Top 5 Industries
(by percentage of net asset)

Hotel & Gaming     14.1%

Telecommunications 11.5%

Food/Beverage/
Tobacco             9.1%

Broadcasting        8.1%

CableTelevision     8.0%

SEC Average Annual Rates of Return
(at maximum applicable sales charge)

----------------------------------
         Inception 5 years  1 year
----------------------------------
Class A      6.59%     N/A (6.56%)
----------------------------------
Class B      6.72%     N/A (7.14%)
----------------------------------
Class C      7.09%     N/A (3.48%)
----------------------------------
Class T      9.47%   7.89% (5.77%)
----------------------------------

Cumulative Total Return
(do not reflect sales charge)

----------------------------------
         Inception 5 years  1 year
----------------------------------
Class A     36.06%     N/A (1.87%)
----------------------------------
Class B     32.16%     N/A (2.68%)
----------------------------------
Class C     32.14%     N/A (2.58%)
----------------------------------
Class T    149.09%  46.20% (2.20%)
----------------------------------

--------------------------------------------------------------------------------

NORTHSTAR HIGH YIELD FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                                  Principal Amount        Value
-----------------------------------------------------------------------
Domestic Bonds & Notes -- 81.06%
Aerospace & Defense -- 2.42%
Aviation Sales Co.
8.125%, Company Guarantee, 2/15/08              $2,000,000 $  1,880,000
BE Aerospace, Inc.
8.00%, Sr. Subordinated Notes, 3/01/08           2,000,000    1,880,000
L-3 Communications Corp.
10.375%, Sr. Subordinated Notes, 5/01/07         2,000,000    2,125,000
                                                           ------------
                                                              5,885,000
                                                           ------------
Airlines -- 1.37%
Atlantic Coast Airlines, Inc. #
7.97%, Pass-Thru Certificates, 1/01/00             278,363      278,391
Atlantic Coast Airlines, Inc. #
8.75%, Pass-Thru Certificates, 1/01/07           3,205,104    3,054,913
                                                           ------------
                                                              3,333,304
                                                           ------------
Automotive Manufacturing -- 1.33%
Titan Wheel International, Inc.
8.75%, Sr. Subordinated Notes, 4/01/07           3,400,000    3,247,000
                                                           ------------
Broadcasting -- 6.89%
American Radio Systems Corp.
9.00%, Company Guarantee, 2/01/06                1,500,000    1,594,980
Capstar Broadcasting Partners, Inc.
9.25%, Sr. Subordinated Notes, 7/01/07           2,900,000    3,045,000
Chancellor Media Corp.
8.125%, Sr. Subordinated Notes, 12/15/07         1,000,000      970,000
JCAC, Inc.
10.125%, Sr. Subordinated Notes, 6/15/06         4,000,000    4,350,000
SFX Broadcasting, Inc.
10.75%, Sr. Subordinated Notes, 5/15/06          2,631,000    2,802,015
Sinclair Broadcast Group, Inc.
8.75%, Sr. Subordinated Notes, 12/15/07          2,800,000    2,737,000
Sinclair Broadcasting Group, Inc.
10.00%, Sr. Subordinated Notes, 9/30/05          1,250,000    1,281,250
                                                           ------------
                                                             16,780,245
                                                           ------------
Cable Television -- 6.71%
Adelphia Communications Corp.
7.875%, Sr. Notes, 5/01/09                       3,500,000    3,263,750
Century Communications Corp.
0%, Sr. Discount Notes, 1/15/08                  4,000,000    1,800,000
Charter Communications Holdings LLC #
8.625%, Sr. Notes, 4/01/09                       4,500,000    4,325,625
EchoStar Communications Corp. #
9.25%, Sr. Notes, 2/01/06                        4,500,000    4,612,500
Mediacom LLC & Capital Corp.
8.50%, Sr. Notes, 4/15/08                        2,500,000    2,337,500
                                                           ------------
                                                             16,339,375
                                                           ------------
Capital Goods Manufacturing -- 3.03%
American Standard, Inc.
7.375%, Sr. Notes, 2/01/08                       3,500,000    3,294,375
Westinghouse Air Brake Co.
9.375%, Sr. Notes, 6/15/05                       3,000,000    3,060,000
Westinghouse Air Brake Co. #
9.375%, Sr. Notes, 6/15/05                       1,000,000    1,020,000
                                                           ------------
                                                              7,374,375
                                                           ------------

--------------------------------------------------------------------------------

NORTHSTAR HIGH YIELD FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                                   Principal Amount        Value
------------------------------------------------------------------------
Chemical -- 0.63%
American Pacific Corp.
9.25%, Sr. Notes, 3/01/05                        $1,500,000 $  1,539,375
                                                            ------------
Consumer Products -- 2.67%
Packaged Ice, Inc.
9.75%, Company Guarantee, 2/01/05                 2,200,000    2,167,000
Scotts Co. #
8.625%, Sr. Subordinated Notes, 1/15/09           3,000,000    2,955,000
Shop Vac Corp.
10.625%, Sr. Notes, 9/01/03                       1,250,000    1,381,250
                                                            ------------
                                                               6,503,250
                                                            ------------
Diversified Financial Services -- 0.35%
Natwest Asset Trust Securities ++
9.585%, Asset Trust, 1/31/03                      1,000,000      854,375
                                                            ------------
Energy -- 3.32%
AES Corp.
8.50%, Sr. Subordinated Notes, 11/01/07             750,000      708,750
AES Corp.
10.25%, Sr. Subordinated Notes, 7/15/06           4,000,000    4,120,000
CalEnergy Co., Inc.
9.50%, Sr. Notes, 9/15/06                         1,000,000    1,120,000
Calpine Corp.
10.50%, Sr. Notes, 5/15/06                        2,000,000    2,150,000
                                                            ------------
                                                               8,098,750
                                                            ------------
Food/Beverage/Tobacco -- 6.98%
Ameriserve Food Distribution, Inc.
8.875%, Company Guarantee, 10/15/06               2,750,000    2,543,750
Canandaigua Brands, Inc.
8.50%, Company Guarantee, 3/01/09                 3,000,000    2,902,500
Eagle Family Foods, Inc.
8.75%, Company Guarantee, 1/15/08                 1,250,000    1,118,750
North Atlantic Trading, Inc.
11.00%, Company Guarantee, 6/15/04                3,000,000    3,075,000
Richmont Marketing Specialists, Inc. #
10.125%, Sr. Subordinated Notes, 12/15/07         4,250,000    3,591,250
Standard Commercial Tobacco Co., Inc.
8.875%, Company Guarantee, 8/01/05                4,500,000    3,780,000
                                                            ------------
                                                              17,011,250
                                                            ------------
Healthcare -- 4.37%
Fisher Scientific International, Inc.
9.00%, Sr. Subordinated Notes, 2/01/08            2,400,000    2,292,000
Health Insurance Plan of Greater New York
11.25%, Revenue Bonds, 7/01/10                    3,000,000    2,947,500
Intracel Corp. ++
12.00%, Escrow Notes, 8/25/03                       878,049      792,439
Intracel Corp. ++
12.00%, Notes, 8/25/03                            5,121,951    4,622,561
                                                            ------------
                                                              10,654,500
                                                            ------------

--------------------------------------------------------------------------------

NORTHSTAR HIGH YIELD FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                                  Principal Amount        Value
-----------------------------------------------------------------------
Homebuilders/Home Construction -- 0.59%
Engle Homes, Inc.
9.25%, Sr. Notes, 2/01/08                       $1,500,000 $  1,432,500
                                                           ------------
Hotel & Gaming -- 12.28%
Courtyard By Marriott II Ltd.
10.75%, Sr. Notes, 2/01/08                       2,000,000    2,050,000
Hard Rock Hotel, Inc.
9.25%, Sr. Subordinated Notes, 4/01/05           4,000,000    3,820,000
Harrahs Operating Co., Inc.
7.875%, Company Guarantee, 12/15/05              3,250,000    3,160,625
HMH Properties, Inc.
7.875%, Company Guarantee, 8/01/08               4,000,000    3,710,000
Horseshoe Gaming Holding Corp. #
8.625%, Sr. Subordinated Notes, 5/15/09          2,000,000    1,945,000
International Game Technology #
8.375%, Sr. Notes, 5/15/09                       3,500,000    3,456,250
Isle Capri Casinos, Inc. #
8.75%, Sr. Subordinated Notes, 4/15/09           2,500,000    2,362,500
Mohegan Tribal Gaming Authority
8.75%, Sr. Subordinated Notes, 1/01/09           3,000,000    2,996,250
Venetian Casino Resort LLC
12.25%, Company Guarantee, 11/15/04              1,940,000    1,910,900
Waterford Gaming LLC Finance Corp. #
9.50%, Sr. Notes, 3/15/10                        4,500,000    4,488,750
                                                           ------------
                                                             29,900,275
                                                           ------------
Insurance -- 1.90%
Americo Life, Inc.
9.25%, Sr. Subordinated Notes, 6/01/05           4,550,000    4,618,250
                                                           ------------
Oil & Gas -- 2.25%
Benton Oil & Gas Co.
11.625%, Sr. Notes, 5/01/03                      2,900,000    1,986,500
Windsor Petroleum Transport Corp. #
7.84%, Notes, 1/15/21                            4,500,000    3,487,500
                                                           ------------
                                                              5,474,000
                                                           ------------
Paper -- 2.21%
Buckeye Technologies, Inc.
8.50%, Sr. Subordinated Notes, 12/15/05          2,725,000    2,697,750
SD Warren Co.
12.00%, Sr. Subordinated Notes, 12/15/04         2,500,000    2,693,750
                                                           ------------
                                                              5,391,500
                                                           ------------
Publishing/Printing -- 4.90%
Garden State Newspapers, Inc. #
8.625%, Sr. Subordinated Notes, 7/01/11          3,000,000    2,820,000
Hollinger International Publishing, Inc.
9.25%, Sr. Subordinated Notes, 3/15/07           3,000,000    3,090,000
Liberty Group Operating, Inc.
9.375%, Sr. Subordinated Notes, 2/01/08          3,000,000    2,835,000
Mail-Well I Corp.
8.75%, Sr. Subordinated Notes, 12/15/08          3,250,000    3,185,000
                                                           ------------
                                                             11,930,000
                                                           ------------

--------------------------------------------------------------------------------

NORTHSTAR HIGH YIELD FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                                    Principal Amount        Value
-------------------------------------------------------------------------
Restaurants -- 1.39%
Romacorp, Inc.
12.00%, Company Guarantee, 7/01/06                $3,500,000 $  3,377,500
                                                             ------------
Services -- 5.30%
Allied Waste North America, Inc.
7.875%, Company Guarantee, 1/01/09                 5,500,000    5,115,000
Iron Mountain, Inc. #
8.25%, Sr. Subordinated Notes, 7/01/11             2,000,000    1,910,000
Nebraska Book Co., Inc.
8.75%, Sr. Subordinated Notes, 2/15/08             2,000,000    1,690,000
Protection One, Inc. #
8.125%, Sr. Subordinated Notes, 1/15/09            4,500,000    4,185,000
                                                             ------------
                                                               12,900,000
                                                             ------------
Shipping -- 0.84%
Sea Containers Ltd.
7.875%, Sr. Notes, 2/15/08                         2,100,000    2,047,500
                                                             ------------
Steel -- 0.18%
Geneva Steel Co. *
9.50%, Sr. Notes, 1/15/04                          2,000,000      430,000
                                                             ------------
Telecommunications -- 9.15%
IXC Communications, Inc.
9.00%, Sr. Subordinated Notes, 4/15/08             3,000,000    2,883,750
Level 3 Communications, Inc.
9.125%, Sr. Notes, 5/01/08                         3,500,000    3,469,375
Metromedia Fiber Network, Inc.
10.00%, Sr. Notes, 11/15/08                        2,000,000    2,065,000
Nextel Communications, Inc. $
0/10.65%, Sr. Discount Notes, 9/15/07              4,000,000    2,940,000
NEXTLINK Communications, Inc. $
0/9.45%, Sr. Discount Notes, 4/15/08               3,500,000    2,117,500
NEXTLINK Communications, Inc.
9.00%, Sr. Notes, 3/15/08                          1,500,000    1,421,250
Qwest Communications International, Inc. $
0/8.29%, Sr. Discount Notes, 2/01/08               3,500,000    2,607,500
RCN Corp. $
0/9.80%, Sr. Discount Notes, 2/15/08               2,000,000    1,270,000
RCN Corp.
10.00%, Sr. Notes, 10/15/07                        3,500,000    3,517,500
                                                             ------------
                                                               22,291,875
                                                             ------------
Total Domestic Bonds & Notes
(cost $204,882,072)                                           197,414,199
                                                             ------------
Foreign Bonds & Notes -- 13.20%
Aerospace & Defense -- 1.19%
Derlan Manufacturing, Inc.
10.00%, Sr. Notes, 1/15/07                         3,000,000    2,895,000
                                                             ------------
Broadcasting -- 1.16%
Antenna TV SA
9.00%, Sr. Notes, 8/01/07                          3,000,000    2,835,000
                                                             ------------

--------------------------------------------------------------------------------

NORTHSTAR HIGH YIELD FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                                  Principal Amount/Shares        Value
------------------------------------------------------------------------------
Cable Television -- 1.29%
Rogers Cablesystems Ltd.
9.625%, Notes, 8/01/02                                 $3,000,000 $  3,135,000
                                                                  ------------
Diversified Financial Services -- 0.13%
Westways Funding II Ltd. # (1)
21.364%, Mortgaged Backed Notes, 1/31/03                  500,000      321,875
                                                                  ------------
Food/Beverage/Tobacco -- 2.06%
Fage Dairy Industries SA
9.00%, Sr. Notes, 2/01/07                               5,550,000    5,022,750
                                                                  ------------
Hotel & Gaming -- 1.82%
Jupiters Ltd. #
8.50%, Sr. Notes, 3/01/06                               4,500,000    4,432,500
                                                                  ------------
Oil & Gas -- 0.68%
Northern Offshore ASA
10.00%, Company Guarantee, 5/15/05                      3,000,000    1,665,000
                                                                  ------------
Publishing/Printing -- 1.10%
Newsquest Capital PLC
11.00%, Sr. Subordinated Notes, 5/01/06                 2,400,000    2,688,000
                                                                  ------------
Shipping -- 1.01%
Equimar Shipholdings Ltd.
9.875%, Company Guarantee, 7/01/07                      3,750,000    2,456,250
                                                                  ------------
Telecommunications -- 1.86%
Colt Telecom Group PLC $
0/12.00%, Sr. Discount Notes, 12/15/06                    500,000      417,500
Occidente Y Caribe Celular SA $
0/14.00%, Sr. Discount Notes, 3/15/04                   2,100,000    1,291,500
Rogers Cantel, Inc.
8.80%, Sr. Subordinated Notes, 10/01/07                 2,800,000    2,807,000
                                                                  ------------
                                                                     4,516,000
                                                                  ------------
Transportation -- 0.90%
Sea Containers Ltd.
12.50%, Sr. Subordinated Debentures,
12/01/04                                                2,000,000    2,180,000
                                                                  ------------
Total Foreign Bonds & Notes
(cost $35,040,061)                                                  32,147,375
                                                                  ------------
Common Stocks -- 0.40%
Telecommunications -- 0.40%
Viatel, Inc. @                                             17,371      974,947
                                                                  ------------
Total Common Stocks
(cost $19,030)                                                         974,947
                                                                  ------------
Preferred Stocks -- 1.97%
Insurance -- 1.09%
Superior National Insurance Group, Inc.,
10.75%                                                     27,500    2,653,750
                                                                  ------------
Publishing/Printing -- 0.41%
Primedia, Inc., 9.20%                                      10,000      995,000
                                                                  ------------

--------------------------------------------------------------------------------

NORTHSTAR HIGH YIELD FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                                   Shares/Principal Amount        Value
-------------------------------------------------------------------------------
Supermarkets -- 0.47%
Nebco Evans Holding Co., 11.25% &                           29,116 $  1,150,082
                                                                   ------------
Total Preferred Stocks
(cost $6,391,658)                                                     4,798,832
                                                                   ------------
Rights -- 0.04%
Capital Goods Manufacturing -- 0.04%
Terex Corp., (expires 2000) @                                8,000      116,000
                                                                   ------------
Foreign Government Securities -- 0.00%
United Mexican States                                    1,500,000            0
                                                                   ------------
Total Rights
(cost $0)                                                               116,000
                                                                   ------------
Warrants -- 0.64% @
Consumer Products -- 0.03%
Chattem, Inc., (expires 8/16/99)                               500       69,685
                                                                   ------------
Healthcare -- 0.48%
Intracel Corp. ++, (expires 8/25/03)                        31,815      182,936
Intracel Corp. ++, (expires 8/25/03)                       158,536      812,497
Intracel Corp. ++, (expires 8/25/03)                        32,711      171,733
                                                                   ------------
                                                                      1,167,166
                                                                   ------------
Supermarkets -- 0.00%
Dairy Mart Convenience Stores, Inc.,
(expires 1/01/01)                                            4,999        2,999
                                                                   ------------
Telecommunications -- 0.13%
Colt Telecom Group PLC # @@, (expires
12/31/06)                                                      500      313,150
Occidente Y Caribe Celular SA #, (expires
3/15/04)                                                     9,400            0
UNIFI Communications, Inc. #, (expires
5/01/07)                                                     1,000           10
                                                                   ------------
                                                                        313,160
                                                                   ------------
Total Warrants
(cost $809,321)                                                       1,553,010
                                                                   ------------
Total Investment Securities -- 97.31%
(cost $247,142,142)                                                 237,004,363
                                                                   ------------
Repurchase Agreement -- 0.72%
Agreement with State Street Bank and
Trust bearing interest at 4.70% dated
6/30/99, to be repurchased 7/01/99 in the
amount of $1,749,228 and collateralized
by $1,430,000 U.S. Treaury Bonds, 10.375%
due 11/15/12, value $1,787,500
(cost $1,749,000)                                       $1,749,000    1,749,000
Other assets less liabilities -- 1.97%                                4,787,922
                                                                   ------------
Net Assets -- 100.00%                                              $243,541,285
                                                                   ============

# Sale restricted to qualified institutional investors.
++ Private placement.
* Defaulted security.
$ Step Bond.
@ Non-income producing.
& Payment-in-kind security.
@@ Foreign security.
(1) Variable rate security. Rate as of June 30, 1999.

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

[PHOTO]

JEFFREY AURIGEMMA


NORTHSTAR
BALANCE SHEET OPPORTUNITIES FUND

                                                                          [LOGO]

The Markets
  . The six months ended June 30, 1999 closed with continued robust equity markets and GDP growth rates of approximately 4%. The equity markets' out-standing performance was primarily due to the strength of the U.S. economy and the absence of inflation indicators. Additionally, worldwide markets stabilized, rebounding off their lows. Inflation continued to remain low at roughly 1.5%, as both lower commodity prices and imports kept prices in check. During the second quarter 1999, yields of 10- and 30-year Treasury bonds continued their retreat. Their yields ended the quarter at 5.81% and 5.99%, up 116 bps and 91 bps, respectively, from the first quarter 1999. The backup in interest rates was primarily due to the continued strength of the economy, which raised concern among Fed watchers as to the possi-bility that the Fed might increase rates and if so, by what magnitude. As it turned out, on June 30th the Federal Reserve tightened rates by 25 ba-sis points to 5% and returned to a neutral bias. High yield bonds contin-ued to increase modestly as liquidity concerns diminished, investor confi-dence in the stock market returned and the domestic economic outlook re-mained robust.
  . The Russell 2000 rose 9.28%, compared to a 19.49% rise in the Dow Jones
    Industrials and a 12.32% rise in the S&P 500. The Lehman Brothers U.S. Corporate High Yield Index returned 2.20% for the six months ended June 30, 1999 compared to (1.37%) for the Lehman Brothers U.S. Aggregate Bond Index. As economic and financial concerns continued to diminish during the quarter, high yield bonds continued to show signs of improvement, outperforming most other fixed income assets in the second quarter and year-to-date. However, high yield spreads only tightened modestly due to a back up in Treasuries. As of June 30, 1999, high yield spreads still re-mained historically wide to Treasuries at 525-650 basis points. In gener-al, bonds with lower credit ratings continued to outperform the upper tier of the high yield market.
  . The Lehman Brothers Emerging Market Bond Index rose 10.22% for the six months ended June 30, 1999. The strong performance of the emerging markets was mainly attributed to the regions' increasing stability and continual recovery, prompting investors to comb for opportunities from the third quarter 1998 collapse.
The Fund
  . For the six months ended June 30, 1999, the Fund returned 9.89%, 9.64%,
    9.64%, and 9.77% for Class A, B, C, and T shares, respectively. The Lipper average for income funds was 3.39% and 6.17% for balanced funds.
  . Since the third quarter 1998 meltdown, high yield investors have demanded a significant liquidity premium. This bias for more liquid issues has flowed into the out-performance by larger-sized issues. The Fund's focused holdings in cable, broadcasting and telecom continued to help its' perfor-mance as these sectors remain strong.
Current Strategy
  . Going forward, we will be focusing on upper-tier high yield securities in an effort to manage the Fund's high yield assets in a relatively conserva-tive manner, while providing more stability to the Fund's performance.
  . We will continue to emphasize "bottoms-up" security analysis rather than macroeconomic analysis in selecting securities and continue to search the entire capital structure for opportunities that provide the best risk-ad-justed returns.

--------------------------------------------------------------------------------
Fund Information (All data are as of 6/30/99)       Total Net Assets $43,634,265
--------------------------------------------------------------------------------

 Top 10 Holdings
 Name                                     % Fund
 1   EchoStar Communications Corp.         10.6%
 2   Intracel Corp.                         3.9%
 3   CBS Radio, Inc.                        3.7%
 4   Clear Channel Communications, Inc.     3.7%
 5   Comcast Corp.                          3.7%
 6   Paxon Communications Corp.             3.6%
 7   Star Choice Communications, Inc.       3.6%
 8   Time Warner, Inc.                      3.4%
 9   Chancellor Media Corp.                 3.3%
10   Unisite, Inc.                          3.2%
                                           ----
                                           42.7%
                                           ====

Top 5 Industries
(by percentage of net assets)

Consumer Staples   13.9%

Cable Television   11.4%

Broadcasting       10.5%

Healthcare          6.2%

Entertainment/Film  5.8%


SEC Average Annual Rates of Return
(at maximum applicable sales charge)

--------------------------------
         Inception 5years  1year
--------------------------------
Class A    13.84%    N/A   2.47%
--------------------------------
Class B    14.12%    N/A   2.01%
--------------------------------
Class C    14.44%    N/A   6.07%
--------------------------------
Class T    10.72%  14.19%  3.27%
--------------------------------

Cumulative Total Return
(do not reflect sales charge)

--------------------------------
         Inception 5years  1year
--------------------------------
Class A    77.97%    N/A   7.56%
--------------------------------
Class B    73.17%    N/A   6.88%
--------------------------------
Class C    73.17%    N/A   7.04%
--------------------------------
Class T   291.19%  94.18%  7.17%
--------------------------------

--------------------------------------------------------------------------------

NORTHSTAR BALANCE SHEET OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                               Shares       Value
---------------------------------------------------------
Common Stocks -- 61.99%
Aerospace & Defense -- 0.86%
BE Aerospace, Inc. @                   20,000 $   373,750
                                              -----------
Cable Television -- 6.69%
Comcast Corp.                          41,632   1,600,230
Viacom, Inc. @                         30,000   1,320,000
                                              -----------
                                                2,920,230
                                              -----------
Capital Goods Manufacturing -- 3.52%
Bell & Howell Co. @                    20,000     756,250
Westinghouse Air Brake Co.             30,000     778,125
                                              -----------
                                                1,534,375
                                              -----------
Chemicals -- 0.00%
Bergen Brunswig Corp.                     122       2,105
                                              -----------
Communication Services -- 5.12%
AT&T Corp.                             22,207   1,239,428
AT&T Corp. -- Liberty Media Group @    22,700     834,225
Intermedia Communications, Inc. @       5,373     161,190
                                              -----------
                                                2,234,843
                                              -----------
Consumer Products -- 0.82%
Packaged Ice, Inc. @                   60,000     356,250
                                              -----------
Consumer Staples -- 13.88%
Chancellor Media Corp. @               26,364   1,453,315
EchoStar Communications Corp. @        30,000   4,603,125
                                              -----------
                                                6,056,440
                                              -----------
Energy -- 6.18%
Calpine Corp. @                        25,000   1,350,000
Global Marine, Inc.                    20,000     308,750
MidAmerican Energy Holdings Co. @      30,000   1,038,750
                                              -----------
                                                2,697,500
                                              -----------
Entertainment/Film -- 5.80%
The News Corp. Ltd. **                 30,000   1,059,375
Time Warner, Inc.                      20,000   1,470,000
                                              -----------
                                                2,529,375
                                              -----------
Food/Beverage/Tobacco -- 1.81%
Canandaigua Brands, Inc. @             15,000     786,562
International Fast Food Corp. @        11,150       4,906
                                              -----------
                                                  791,468
                                              -----------
Healthcare -- 4.91%
HEALTHSOUTH Corp. @                    30,000     448,125
Intracel Corp. @ ++                   111,111   1,694,443
                                              -----------
                                                2,142,568
                                              -----------
Leisure -- 0.31%
Silverleaf Resorts, Inc. @             21,000     135,188
                                              -----------
Oil & Gas -- 1.21%
Parker Drilling Co.                    30,000      99,375
Vintage Petroleum, Inc.                40,000     430,000
                                              -----------
                                                  529,375
                                              -----------

--------------------------------------------------------------------------------

NORTHSTAR BALANCE SHEET OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                                    Shares/Principal Amount       Value
-------------------------------------------------------------------------------
Services -- 2.84%
Allied Waste Industries, Inc. @                              50,000 $   987,500
Coinstar, Inc. @                                              8,750     251,016
                                                                    -----------
                                                                      1,238,516
                                                                    -----------
Steel -- 1.55%
AK Steel Holding Corp.                                       30,000     675,000
                                                                    -----------
Supermarkets -- 2.83%
Safeway, Inc. @                                              25,000   1,237,500
                                                                    -----------
Telecommunications -- 3.66%
Clear Channel Communications, Inc. @                         23,146   1,595,627
                                                                    -----------
Total Common Stocks
(cost $13,030,691)                                                   27,050,110
                                                                    -----------
Preferred Stocks -- 5.36%
Broadcasting -- 3.60%
Paxson Communications Corp., 12.50% &                        17,047   1,568,324
                                                                    -----------
Cable Television -- 0.68%
21st Century Telecom Group, Inc., 13.75% &                    5,910     296,978
                                                                    -----------
Oil & Gas -- 0.05%
TCR Holding Corp., $.053 ++                                  14,500         769
TCR Holding Corp., $.056 ++                                   5,500         308
TCR Holding Corp., $.060 ++                                  10,000         600
TCR Holding Corp., $.063 ++                                  30,000       1,890
TransContinental Refining Corp., $.0683 ++                   20,000      18,660
                                                                    -----------
                                                                         22,227
                                                                    -----------
Telecommunications -- 1.03%
Telecomunicacoes Brasileiras SA **                            5,000     450,937
                                                                    -----------
Total Preferred Stocks
(cost $2,768,661)                                                     2,338,466
                                                                    -----------
Convertible Preferred Stocks -- 3.20%
Broadcasting -- 3.20%
Unisite, Inc., 8.50% ++                                      21,600   1,396,008
                                                                    -----------
Total Convertible Preferred Stocks
(cost $1,000,361)                                                     1,396,008
                                                                    -----------
Domestic Corporate Bonds -- 10.30%
Computer/Electronics -- 0.65%
Electronic Retailing Systems
International, Inc. $
0/13.25 %, Sr. Discount Notes, 2/01/04                   $1,000,000     285,000
                                                                    -----------
Consumer Products -- 2.26%
Packaged Ice, Inc.
9.75%, Company Guarantee, 2/01/05                         1,000,000     985,000
                                                                    -----------
Healthcare -- 1.32%
Mediq, Inc. $
0/13.00 %, Debentures, 6/01/09                            1,500,000     577,500
                                                                    -----------
Hotel & Gaming -- 2.09%
Aladdin Gaming Holdings Corp. $
0/13.50 %, Sr. Discount Notes, 3/01/10                    2,000,000     910,000
                                                                    -----------

--------------------------------------------------------------------------------

NORTHSTAR BALANCE SHEET OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                                 Principal Amount/Units       Value
---------------------------------------------------------------------------
Oil & Gas -- 2.38%
Forman Petroleum Corp. *
13.50%, Company Guarantee, 6/01/04                    1,000,000 $   505,000
TransAmerican Refining Corp. # &
15.00%, Sr. Notes, 12/01/03                             534,583     531,910
                                                                -----------
                                                                  1,036,910
                                                                -----------
Services -- 1.12%
ICF Kaiser International, Inc.
13.00%, Sr. Notes, 12/31/03                             500,000     490,000
                                                                -----------
Telecommunications -- 0.48%
Iridium LLC Capital Corp.
13.00%, Company Guarantee, 7/15/05                      975,000     209,625
                                                                -----------
Total Domestic Corporate Bonds
(cost $6,975,034)                                                 4,494,035
                                                                -----------
Foreign Corporate Bonds -- 7.44%
Cable Television -- 3.59%
Star Choice Communications, Inc.
13.00%, Sr. Notes, 12/15/05                           1,500,000   1,567,500
                                                                -----------
Food/Beverage/Tobacco -- 1.04%
Fage Dairy Industries SA
9.00%, Sr. Notes, 2/01/07                               500,000     452,500
                                                                -----------
Oil & Gas -- 0.27%
Hurricane Hydrocarbons # *
11.75%, Sr. Notes, 11/01/04                             750,000     116,250
                                                                -----------
Shipping -- 1.97%
Equimar Shipholdings Ltd.
9.875%, Company Guarantee, 7/01/07                    1,000,000     655,000
Navigator Gas Transport PLC # (1)
12.00%, Units, 6/30/07                                      750     206,250
                                                                -----------
                                                                    861,250
                                                                -----------
Utilities -- 0.57%
Panda Global Energy Co.
12.50%, Company Guarantee, 4/15/04                      450,000     249,750
                                                                -----------
Total Foreign Corporate Bonds
(cost $4,904,051)                                                 3,247,250
                                                                -----------
Convertible Bonds -- 5.90%
Broadcasting -- 3.66%
CBS Radio, Inc. #
7.00%, Subordinated Debentures, 6/30/11               1,000,000   1,594,500
                                                                -----------
Food/Beverage/Tobacco -- 2.24%
International Fast Food Corp. &
11.00%, Subordinated Notes, 10/31/07                  1,500,000     978,750
                                                                -----------
Telecommunications -- 0.00%
SA Telecommunications, Inc. # *
10.00%, Notes, 8/15/06                                2,000,000           0
                                                                -----------
Total Convertible Bonds
(cost $4,367,731)                                                 2,573,250
                                                                -----------

--------------------------------------------------------------------------------

NORTHSTAR BALANCE SHEET OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS (UNAUDITED)
JUNE 30, 1999

Security                                    Shares/Principal Amount       Value
-------------------------------------------------------------------------------
Warrants -- 0.58% @
Cable Television -- 0.39%
21st Century Telecom Group, Inc. #,
(expires 2/15/10)                                             5,000 $   101,250
Star Choice Communications, Inc. @@,
(expires 12/15/05)                                           34,740      69,501
                                                                    -----------
                                                                        170,751
                                                                    -----------
Computer/Electronics -- 0.01%
Electronic Retailing Systems
International, Inc., (expires 2/01/04)                        1,000       5,000
                                                                    -----------
Consumer Products -- 0.12%
Packaged Ice, Inc. #, (expires 4/15/04)                         500      50,000
                                                                    -----------
Healthcare -- 0.00%
Mediq, Inc. #, (expires 6/01/09)                              1,500          15
                                                                    -----------
Hotel & Gaming -- 0.00%
Aladdin Gaming Enterprises, Inc. #,
(expires 3/01/10)                                            20,000         200
                                                                    -----------
Oil & Gas -- 0.00%
Forman Petroleum Corp. #, (expires
6/01/04)                                                      1,000           1
                                                                    -----------
Services -- 0.00%
ICF Kaiser International, Inc., (expires
12/31/99)                                                     3,500          35
                                                                    -----------
Telecommunications -- 0.06%
Globalstar Telecommunications Ltd. #,
(expires 2/15/04)                                               500      27,625
Iridium World Communications, Inc. #,
(expires 7/15/05)                                               500         250
UNIFI Communications, Inc. #, (expires
5/01/07)                                                      1,000          10
                                                                    -----------
                                                                         27,885
                                                                    -----------
Total Warrants
(cost $50,517)                                                          253,887
                                                                    -----------
Total Investment Securities -- 94.77%
(cost $33,097,046)                                                   41,353,006
                                                                    -----------
Repurchase Agreement -- 4.87%
Agreement with State Street Bank and Trust
bearing interest at 4.70% dated 6/30/99,
to be repurchased 7/01/99 in the amount of
$2,122,277 and collateralized by
$1,840,000 U.S. Treasury Bonds, 10.75% due
5/15/03, value $2,165,163
(cost $2,122,000)                                        $2,122,000   2,122,000
Other assets less liabilities -- 0.36%                                  159,259
                                                                    -----------
Net Assets -- 100.00%                                               $43,634,265
                                                                    ===========

@ Non-income producing.
** American Depositary Receipts.
++ Private placement.
& Payment-in-kind security.
$ Step Bond.
* Defaulted security.
@@ Foreign security.
(1) A unit consists of $1,000 par value Mortgage Notes, 12.00% due 6/30/07 and
    7.66 warrants.

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

NORTHSTAR FUNDS
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 1999

                                                         Northstar                    Northstar
                             Northstar     Northstar    Government     Northstar  Balance Sheet
                               Special        Growth    Securities    High Yield  Opportunities
                                  Fund          Fund          Fund          Fund           Fund
                            -------------------------------------------------------------------
ASSETS:
Investments in
securities, at value
(cost $152,938,742,
$171,957,037
$100,168,651,
$247,142,142, and
$33,097,046,
respectively)             $221,943,235  $234,850,246  $ 96,407,874  $237,004,363    $41,353,006
Repurchase agreements        8,834,000    12,941,000     2,143,000     1,749,000      2,122,000
Cash                               394           163       517,562           535            947
Receivable for
investments sold             4,814,436     3,014,779             0             0              0
Receivable for shares of
beneficial interest sold       175,541       115,095       281,648       114,805          2,873
Dividends and interest
receivable                      23,032        58,722       572,359     5,981,963        302,857
Prepaid expenses                22,529        22,249        20,827        25,321         19,698
                            -------------------------------------------------------------------
  Total Assets             235,813,167   251,002,254    99,943,270   244,875,987     43,801,381
                            -------------------------------------------------------------------
LIABILITIES:
Payable for investments
purchased                    7,147,797    14,339,940             0             0              0
Payable for shares of
beneficial interest
reacquired                     496,638       117,886       435,178       855,594         75,900
Distribution fee payable       145,633        75,134        53,750       168,104         21,419
Investment advisory fee
payable                        128,635       135,929        41,025       122,881         23,111
Transfer agent fee
payable                         71,090        31,746        18,154        58,273         10,414
Administrative service
fees payable                    65,031        35,121        21,990        58,719         11,630
Written options
outstanding                          0             0       436,626             0              0
Income distribution
payable                              0             0             0         1,528              0
Accrued expenses                54,743        52,774        47,867        69,603         24,642
                            -------------------------------------------------------------------
  Total Liabilities          8,109,567    14,788,530     1,054,590     1,334,702        167,116
                            -------------------------------------------------------------------
NET ASSETS                $227,703,600  $236,213,724  $ 98,888,680  $243,541,285    $43,634,265
                            -------------------------------------------------------------------
                            -------------------------------------------------------------------
NET ASSETS WERE COMPOSED
OF:
Capital paid in for
shares of beneficial
interest, $0.01 par
value outstanding
(unlimited shares
authorized)               $117,388,192  $ 97,973,200  $124,719,140  $276,374,139    $32,902,246
Accumulated net
investment income (loss)    (1,947,642)   (1,126,348)     (519,986)   (1,256,136)        15,158
Accumulated net realized
gain (loss) on
investments, foreign
currency, options, and
futures                     43,258,557    76,473,663   (22,985,171)  (21,438,939)     2,460,901
Net unrealized
appreciation
(depreciation) of
investments and options     69,004,493    62,893,209    (2,325,303)  (10,137,779)     8,255,960
                            -------------------------------------------------------------------
  Net Assets              $227,703,600  $236,213,724  $ 98,888,680  $243,541,285    $43,634,265
                            -------------------------------------------------------------------
                            -------------------------------------------------------------------
Class A:
Net Assets                $ 48,144,908  $ 38,769,416  $ 28,130,539  $ 26,747,858    $17,685,927
                            -------------------------------------------------------------------
Shares outstanding           1,326,651     1,149,122     3,184,230     3,273,186      1,325,589
                            -------------------------------------------------------------------
Net asset value and
redemption value per
share (net assets /
shares outstanding)       $      36.29  $      33.74  $       8.83  $       8.17    $     13.34
                            -------------------------------------------------------------------
                            -------------------------------------------------------------------
Maximum offering price
per share (net asset
value plus sales charge
of 4.75% of offering
price)                    $      38.10  $      35.42  $       9.27  $       8.58    $     14.01
                            -------------------------------------------------------------------
                            -------------------------------------------------------------------
Class B:
Net Assets                $130,115,161  $ 25,260,551  $ 27,274,295  $125,781,294    $ 5,178,874
                            -------------------------------------------------------------------
Shares outstanding           3,692,571       768,741     3,079,559    15,399,860        389,829
                            -------------------------------------------------------------------
Net asset value and
offering price per share
(net assets / shares
outstanding)              $      35.24  $      32.86  $       8.86  $       8.17    $     13.28
                            -------------------------------------------------------------------
                            -------------------------------------------------------------------
Class C:
Net Assets                $ 30,445,856  $  2,575,093  $  2,465,476  $ 21,331,511    $   653,349
                            -------------------------------------------------------------------
Shares outstanding             864,756        78,327       278,980     2,610,084         49,068
                            -------------------------------------------------------------------
Net asset value and
offering price per share
(net assets / shares
outstanding)              $      35.21  $      32.88  $       8.84  $       8.17    $     13.32
                            -------------------------------------------------------------------
                            -------------------------------------------------------------------
Class T:
Net Assets                $ 18,997,549  $ 61,637,974  $ 41,018,370  $ 69,680,622    $20,116,115
                            -------------------------------------------------------------------
Shares outstanding             536,909     1,866,752     4,634,517     8,533,000      1,501,011
                            -------------------------------------------------------------------
Net asset value and
offering price per share
(net assets / shares
outstanding)              $      35.38  $      33.02  $       8.85  $       8.17    $     13.40
                            -------------------------------------------------------------------
                            -------------------------------------------------------------------
Class I:
Net Assets                $        126  $107,970,690
                          --------------------------
Shares outstanding                   3     3,167,738
                          --------------------------
Net asset value,
offering price, and
redemption per share
(net assets / shares
outstanding)              $      36.35  $      34.08
                          ==========================

Redemption price per share varies with length of time Class B, C, and T, shares are held.
See accompanying notes to financial statements.
--------------------------------------------------------------------------------

NORTHSTAR FUNDS
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 1999


                                                      Northstar                    Northstar
                            Northstar    Northstar   Government     Northstar  Balance Sheet
                              Special       Growth   Securities    High Yield  Opportunities
                                 Fund         Fund         Fund          Fund           Fund
                              --------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of
withholding tax of $609,
$0, $0, $0, and $935,
respectively)             $    36,336  $   272,534  $         0  $    281,892     $  185,096
Interest                      141,855       94,409    3,728,489    12,245,028        877,418
                              --------------------------------------------------------------
Total investment income       178,191      366,943    3,728,489    12,526,920      1,062,514
                              --------------------------------------------------------------
EXPENSES:
Investment advisory and
management fees               781,545      766,243      339,492       805,391        145,362
Distribution fees
Class A                        64,619       49,243       45,172        43,551         26,597
Class B                       599,101      100,333      133,983       668,854         25,430
Class C                       139,028       10,423       12,271       121,771          3,688
Class T                        84,108      263,091      146,536       264,240         79,393
Transfer agent fees and
expenses
Class A                        39,439       19,562       19,397        19,243         11,113
Class B                       106,348       13,243       17,663        99,707          3,496
Class C                        31,414        1,532        2,406        18,443            464
Class T                        13,178       32,385       26,325        47,666         10,717
Class I                             0       12,205            0             0              0
Administrative service
fees                          146,511      117,951       65,755       171,067         29,178
Accounting and custodian
fees                           45,781       38,700       24,310        42,410         13,074
Printing and postage
expenses                       24,187       20,748        8,888        24,044         18,029
Audit fees                     13,473       10,429       10,618        15,741         10,528
Registration fees              10,185       13,612       13,264        22,072         16,664
Trustee fees                    6,948        6,475        4,263         7,399          5,803
Miscellaneous expenses         19,968       17,116       16,706        57,061          6,311
                              --------------------------------------------------------------
                            2,125,833    1,493,291      887,049     2,428,660        405,847
Less expenses waived by
management company                  0            0       78,344             0              0
                              --------------------------------------------------------------
  Total expenses            2,125,833    1,493,291      808,705     2,428,660        405,847
                              --------------------------------------------------------------
Net investment (loss)
income                     (1,947,642)  (1,126,348)   2,919,784    10,098,260        656,667
                              --------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS:
Net realized gain (loss)
on investments and
options                    43,068,356   62,147,712   (3,613,994)  (13,740,917)     1,106,819
Net change in unrealized
appreciation
(depreciation) of
investments and options     6,034,917   (7,732,339)  (2,135,564)    3,833,690      2,344,432
                              --------------------------------------------------------------
Net realized and
unrealized gain (loss)
on investments             49,103,273   54,415,373   (5,749,558)   (9,907,227)     3,451,251
                              --------------------------------------------------------------
Increase (decrease) in
net assets resulting
from operations           $47,155,631  $53,289,025  $(2,829,774) $    191,033     $4,107,918
                              --------------------------------------------------------------
                              --------------------------------------------------------------

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

NORTHSTAR FUNDS
STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                     Northstar                         Northstar
                                      Special                           Growth
                                       Fund                              Fund
                          --------------------------------  --------------------------------
                            For the six       For the year    For the six       For the year
                           months ended              ended   months ended              ended
                          June 30, 1999  December 31, 1998  June 30, 1999  December 31, 1998
                                -------------------------------------------------------------
FROM OPERATIONS:
Net investment loss        $ (1,947,642)      $ (3,424,661)  $ (1,126,348)      $ (1,120,133)
Net realized gain on
investments                  43,068,356            188,400     62,147,712         18,594,642
Net change in unrealized
appreciation
(depreciation) of
investments                   6,034,917         15,766,212     (7,732,339)        21,162,015
                                -------------------------------------------------------------
 Increase in net assets
 resulting from
 operations                  47,155,631         12,529,951     53,289,025         38,636,524
FROM DISTRIBUTIONS TO
SHAREHOLDERS:
Net realized gain from
investments                           0         (5,802,323)             0         (1,668,413)
                                -------------------------------------------------------------
 Total distributions                  0         (5,802,323)             0         (1,668,413)
                                -------------------------------------------------------------
FROM CAPITAL SHARE
TRANSACTIONS:
Net proceeds from sale
of shares                    12,624,460         33,890,066     13,720,355         31,785,017
Net asset value of
shares issued to
shareholders in
reinvestment of
dividends                             0          3,873,664              0          1,580,911
                                -------------------------------------------------------------
                             12,624,460         37,763,730     13,720,355         33,365,928
Cost of shares redeemed     (49,553,534)      (158,949,921)   (12,514,871)       (95,119,227)
                                -------------------------------------------------------------
Net increase (decrease)
in net assets derived
from capital share
transactions                (36,929,074)      (121,186,191)     1,205,484        (61,753,299)
                                -------------------------------------------------------------
Net increase (decrease)
in net assets                10,226,557       (114,458,563)    54,494,509        (24,785,188)
NET ASSETS:
Beginning of year           217,477,043        331,935,606    181,719,215        206,504,403
                                -------------------------------------------------------------
End of year                $227,703,600       $217,477,043   $236,213,724       $181,719,215
                                -------------------------------------------------------------
                                -------------------------------------------------------------
Accumulated net
investment loss            $ (1,947,642)      $          0   $ (1,126,348)      $          0
                                -------------------------------------------------------------
                                -------------------------------------------------------------

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

NORTHSTAR FUNDS
STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                     Northstar                       Northstar                       Northstar
                               Government Securities                High Yield              Balance Sheet Opportunities
                                       Fund                            Fund                            Fund
                           ------------------------------  ------------------------------  ------------------------------
                            For the six      For the year   For the six      For the year   For the six      For the year
                           months ended             ended  months ended             ended  months ended             ended
                           June 30,1999  December 31,1998  June 30,1999  December 31,1998  June 30,1999  December 31,1998
                    --------------------------------------------------------------------------------------------------
 FROM OPERATIONS:
 Net investment income     $  2,919,784      $  6,353,051  $ 10,098,260      $ 19,687,443   $   656,667       $ 2,053,904
 Net realized gain (loss)
 on investments and
 written options             (3,613,994)        1,148,452   (13,740,917)        7,778,253     1,106,819         2,843,547
 Net change in unrealized
 appreciation
 (depreciation) of
 investments and written
 options                     (2,135,564)       (2,577,076)    3,833,690       (24,573,436)    2,344,432        (2,694,660)
                    --------------------------------------------------------------------------------------------------
  Increase (decrease) in
  net assets resulting
  from operations            (2,829,774)        4,924,427       191,033         2,892,260     4,107,918         2,202,791
 FROM DISTRIBUTIONS TO
 SHAREHOLDERS:
 Net investment income
  Class A                    (1,045,138)       (1,282,796)   (1,310,414)       (1,748,299)     (288,885)         (674,731)
  Class B                      (841,705)       (1,167,904)   (5,537,201)       (9,088,608)      (65,640)         (183,411)
  Class C                       (75,545)         (120,375)   (1,009,575)       (1,685,745)       (9,781)          (27,464)
  Class T                    (1,477,382)       (4,184,993)   (3,497,206)       (7,606,019)     (277,203)       (1,171,109)
 Net realized gain from
 investments                          0                 0             0        (1,942,329)            0        (2,745,313)
                    --------------------------------------------------------------------------------------------------
  Total distributions        (3,439,770)       (6,756,068)  (11,354,396)      (22,071,000)     (641,509)       (4,802,028)
                    --------------------------------------------------------------------------------------------------
 FROM CAPITAL SHARE
 TRANSACTIONS:
 Net proceeds from sale
 of shares                   20,010,875        68,439,668    24,099,252        99,001,856       458,040        22,406,109
 Net asset value of
 shares issued to
 shareholders in
 reinvestment of
 dividends                    2,136,241         4,385,212     4,596,453         8,899,172       518,232         4,039,411
                    --------------------------------------------------------------------------------------------------
                             22,147,116        72,824,880    28,695,705       107,901,028       976,272        26,445,520
 Cost of shares redeemed    (27,787,046)      (65,922,911)  (57,512,125)      (60,595,779)   (9,272,545)      (35,588,954)
                    --------------------------------------------------------------------------------------------------
 Net increase (decrease)
 in net assets derived
 from capital share
 transactions                (5,639,930)        6,901,969   (28,816,420)       47,305,249    (8,296,273)       (9,143,434)
                    --------------------------------------------------------------------------------------------------
 Net increase (decrease)
 in net assets              (11,909,474)        5,070,328   (39,979,783)       28,126,509    (4,829,864)      (11,742,671)
 NET ASSETS:
 Beginning of year          110,798,154       105,727,826   283,521,068       255,394,559    48,464,129        60,206,800
                    --------------------------------------------------------------------------------------------------
 End of year               $ 98,888,680      $110,798,154  $243,541,285      $283,521,068   $43,634,265       $48,464,129
                    --------------------------------------------------------------------------------------------------
                    --------------------------------------------------------------------------------------------------
 Accumulated net
 investment income (loss)  $   (519,986)     $          0  $ (1,256,136)     $          0   $    15,158       $     1,165
                    --------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

NORTHSTAR FUNDS
FINANCIAL HIGHLIGHTS (UNAUDITED)
SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST
OUTSTANDING THROUGHOUT EACH PERIOD

                                      Net              Dividends
                               realized &       Total   declared  Distributions
           Net Asset     Net   unrealized        from   from net       declared                                Net Asset
              Value, invest-   gain(loss)     invest-    invest-       from net  Distributions                    Value,
 Period    beginning    ment           on        ment       ment       realized           from          Total        end  Total
  ended    of period  income  investments  operations     income           gain        Capital  Distributions  of period Return
--------------------------------------------------------------------------------------------------------------------------------
                                                                                 Special Fund, Class A
                                                                                 ---------------------
06/30/99      $29.00  ($0.21)       $7.50       $7.29         --             --             --          $0.00     $36.29  25.14%
12/31/98       27.77   (0.27)        2.23        1.96         --         $(0.73)            --          (0.73)     29.00   7.59
12/31/97       24.72   (0.02)        3.68        3.66         --          (0.61)            --          (0.61)     27.77  14.92
12/31/96       20.92   (0.04)        3.84        3.80         --             --             --             --      24.72  18.16
6/05/95-
12/31/95       19.56   (0.09)        2.48        2.39         --          (1.03)            --          (1.03)     20.92  12.20
                                                                                 Special Fund, Class B
                                                                                 ---------------------
06/30/99       28.26   (0.33)        7.31        6.98         --           0.00             --           0.00      35.24  24.70
12/31/98       27.27   (0.48)        2.20        1.72         --          (0.73)            --          (0.73)     28.26   6.84
12/31/97       24.46   (0.19)        3.61        3.42         --          (0.61)            --          (0.61)     27.27  14.10
12/31/96       20.84   (0.12)        3.74        3.62         --             --             --             --      24.46  17.37
6/05/95-
12/31/95       19.56   (0.12)        2.43        2.31         --          (1.03)            --          (1.03)     20.84  11.79
                                                                                 Special Fund, Class C
                                                                                 ---------------------
06/30/99       28.24   (0.33)        7.30        6.97         --           0.00             --           0.00      35.21  24.68
12/31/98       27.26   (0.55)        2.26        1.71         --          (0.73)            --          (0.73)     28.24   6.81
12/31/97       24.46   (0.20)        3.61        3.41         --          (0.61)            --          (0.61)     27.26  14.06
12/31/96       20.84   (0.13)        3.75        3.62         --             --             --             --      24.46  17.37
6/05/95-
12/31/95       19.56   (0.15)        2.46        2.31         --          (1.03)            --          (1.03)     20.84  11.79
                                                                                 Special Fund, Class T
                                                                                 ---------------------
06/30/99       28.36   (0.32)        7.34        7.02         --           0.00             --           0.00      35.38  24.75
12/31/98       27.34   (0.51)        2.26        1.75         --          (0.73)            --          (0.73)     28.36   6.94
12/31/97       24.48   (0.18)        3.65        3.47         --          (0.61)            --          (0.61)     27.34  14.29
12/31/96       20.84   (0.21)        3.85        3.64         --             --             --             --      24.48  17.47
12/31/95       19.64   (0.34)        2.57        2.23         --          (1.03)            --          (1.03)     20.84  11.34
12/31/94       20.79   (0.25)       (0.76)      (1.01)        --          (0.14)            --          (0.14)     19.64  (4.86)
                                                                                 Special Fund, Class I
                                                                                 ---------------------
04/01/99-
06/30/99       31.78   (0.05)        4.62        4.57         --           0.00             --           0.00      36.35  14.38
                                                                                 Growth Fund, Class A
                                                                                 --------------------
06/30/99       26.06   (0.15)        7.83        7.68         --             --             --           0.00      33.74  29.39
12/31/98       21.26   (0.08)        5.09        5.01         --          (0.21)            --          (0.21)     26.06  23.61
12/31/97       17.92    0.03         4.16        4.19         --          (0.85)            --          (0.85)     21.26  23.59
12/31/96       15.53    0.02         3.18        3.20         --          (0.81)            --          (0.81)     17.92  20.54
6/05/95-
12/31/95       17.59    0.08         1.95        2.03     $(0.10)         (3.99)            --          (4.09)     15.53  11.55
                                                                                 Growth Fund, Class B
                                                                                 --------------------
06/30/99       25.46   (0.23)        7.63        7.40         --             --             --           0.00      32.86  28.99
12/31/98       20.93   (0.23)        4.97        4.74         --          (0.21)            --          (0.21)     25.46  22.69
12/31/97       17.76   (0.15)        4.17        4.02         --          (0.85)            --          (0.85)     20.93  22.84
12/31/96       15.50   (0.06)        3.13        3.07         --          (0.81)            --          (0.81)     17.76  19.74
6/05/95-
12/31/95       17.59    0.06         1.92        1.98      (0.08)         (3.99)            --          (4.07)     15.50  11.27
                                                                                 Growth Fund, Class C
                                                                                 --------------------
06/30/99       25.48   (0.23)        7.63        7.40         --             --             --           0.00      32.88  28.96
12/31/98       20.91   (0.27)        5.05        4.78         --          (0.21)            --          (0.21)     25.48  22.90
12/31/97       17.76   (0.13)        4.13        4.00         --          (0.85)            --          (0.85)     20.91  22.73
12/31/96       15.50   (0.05)        3.12        3.07         --          (0.81)            --          (0.81)     17.76  19.74
6/05/95-
12/31/95       17.59    0.04         1.92        1.96      (0.06)         (3.99)            --          (4.05)     15.50  11.17
                                                                                 Growth Fund, Class T
                                                                                 --------------------
06/30/99       25.59   (0.25)        7.68        7.43         --             --             --           0.00      33.02  28.96
12/31/98       21.02   (0.36)        5.14        4.78         --          (0.21)            --          (0.21)     25.59  22.79
12/31/97       17.82   (0.17)        4.22        4.05         --          (0.85)            --          (0.85)     21.02  22.94
12/31/96       15.53   (0.06)        3.16        3.10         --          (0.81)            --          (0.81)     17.82  19.90
12/31/95       15.75    0.07         3.77        3.84      (0.07)         (3.99)            --          (4.06)     15.53  24.40
12/31/94       17.33    0.08        (1.41)      (1.33)     (0.08)         (0.15)        $(0.02)         (0.25)     15.75  (7.66)
                                                                                 Growth Fund, Class I
                                                                                 --------------------
06/30/99       26.28   (0.09)        7.89        7.80         --             --             --           0.00      34.08  29.60
12/31/98       21.36   (0.05)        5.18        5.13         --          (0.21)            --          (0.21)     26.28  24.06
3/31/97-
12/31/97       17.90    0.01         4.30        4.31         --          (0.85)            --          (0.85)     21.36  24.29
                             Ratio of
                Net          expenses        Ratio of    Ratio of net
            Assets,            net of         expense      investment
             end of     reimbursement   reimbursement          income
 Period      period        to average      to average      to average   Portfolio
  ended     (000's)    net assets (1)  net assets (1)  net assets (1)    turnover
--------------------------------------------------------------------------------------------------------------------------------
                                                                                 Special Fund, Class A
                                                                                 ---------------------
06/30/99   $ 48,145              1.49%             --           (1.32)%       136%
12/31/98     45,461              1.47              --           (0.70)        138
12/31/97     78,160              1.43              --           (0.07)        175
12/31/96     65,660              1.46            0.01%          (0.30)        140
6/05/95-
12/31/95      2,335              1.50              --           (0.91)         71
                                                                                 Special Fund, Class B
                                                                                 ---------------------
06/30/99    130,115              2.18              --           (2.01)        136
12/31/98    124,065              2.18              --           (1.43)        138
12/31/97    169,516              2.15              --           (0.78)        175
12/31/96    126,859              2.17            0.01           (1.01)        140
6/05/95-
12/31/95      1,491              2.20            0.01           (1.64)         71
                                                                                 Special Fund, Class C
                                                                                 ---------------------
06/30/99     30,446              2.23              --           (2.07)        136
12/31/98     29,746              2.22              --           (1.45)        138
12/31/97     51,460              2.18              --           (0.82)        175
12/31/96     37,342              2.20            0.01           (1.03)        140
6/05/95-
12/31/95         62              2.20            0.03           (1.60)         71
                                                                                 Special Fund, Class T
                                                                                 ---------------------
06/30/99     18,998              2.10              --           (1.93)        136
12/31/98     18,203              2.10              --           (1.33)        138
12/31/97     32,800              1.99              --           (0.62)        175
12/31/96     35,670              2.07            0.04           (0.89)        140
12/31/95     33,557              2.16              --           (1.50)         71
12/31/94     38,848              2.16              --           (1.25)         39
                                                                                 Special Fund, Class I
                                                                                 ---------------------
04/01/99-
06/30/99         --(2)           0.49              --           (0.38)        136
                                                                                 Growth Fund, Class A
                                                                                 --------------------
06/30/99     38,769              1.39              --           (1.03)        170
12/31/98     29,358              1.37              --           (0.47)         98
12/31/97      9,334              1.37            0.03            0.04          32
12/31/96      4,750              1.50            0.06            0.11          62
6/05/95-
12/31/95      1,355              1.42              --            0.63         134
                                                                                 Growth Fund, Class B
                                                                                 --------------------
06/30/99     25,261              2.11              --           (1.74)        170
12/31/98     15,480              2.13              --           (1.26)         98
12/31/97      8,815              2.14              --           (0.95)         32
12/31/96      4,444              2.20            0.04           (0.55)         62
6/05/95-
12/31/95      1,987              2.07              --            0.06         134
                                                                                 Growth Fund, Class C
                                                                                 --------------------
06/30/99      2,575              2.12              --           (1.76)        170
12/31/98      1,625              2.13              --           (1.24)         98
12/31/97      1,152              2.17              --           (1.00)         32
12/31/96        365              2.20            0.15           (0.57)         62
6/05/95-
12/31/95         69              2.11              --            0.02         134
                                                                                 Growth Fund, Class T
                                                                                 --------------------
06/30/99     61,638              2.04              --           (1.68)        170
12/31/98     52,023              2.05              --           (1.19)         98
12/31/97     73,674              2.03              --           (0.81)         32
12/31/96     70,406              2.00            0.04           (3.05)         62
12/31/95     76,343              2.00              --            0.37         134
12/31/94     76,391              2.00              --            0.49          54
                                                                                 Growth Fund, Class I
                                                                                 --------------------
06/30/99    107,971              1.00              --           (0.64)        170
12/31/98     83,233              1.00              --           (0.13)         98
3/31/97-
12/31/97    113,529              1.02              --            0.08          32

(1) Annualized
(2) Less than $1,000.

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

NORTHSTAR FUNDS
FINANCIAL HIGHLIGHTS (UNAUDITED)
SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST
OUTSTANDING THROUGHOUT EACH PERIOD

                                    Net              Dividends
                             realized &       Total   declared  Distributions
          Net Asset     Net  unrealized        from   from net       declared                                Net Asset
             Value, invest-  gain(loss)     invest-    invest-       from net  Distributions                    Value,
 Period   beginning    ment          on        ment       ment       realized           from          Total        end  Total
 ended    of period  income investments  operations     income           gain        Capital  Distributions  of period Return
-------------------------------------------------------------------------------------------------------------------------------
                                                                         Government Securities Fund, Class A
                                                                         -----------------------------------
06/30/99     $ 9.38   $0.27      ($0.50)     ($0.23)    ($0.32)            --             --         ($0.32)     $8.83  (2.54)%
12/31/98       9.53    0.49          --        0.49      (0.64)            --             --          (0.64)      9.38   5.27
12/31/97       9.48    0.68          --        0.68      (0.63)            --             --          (0.63)      9.53   7.46
12/31/96      10.07    0.63       (0.60)       0.03      (0.62)            --             --          (0.62)      9.48   0.57
6/05/95-
12/31/95       9.51    0.34        0.59        0.93      (0.37)            --             --          (0.37)     10.07  10.04
                                                                         Government Securities Fund, Class B
                                                                         -----------------------------------
06/30/99       9.40    0.23       (0.49)      (0.26)     (0.28)            --             --          (0.28)      8.86  (2.76)
12/31/98       9.55    0.51       (0.09)       0.42      (0.57)            --             --          (0.57)      9.40   4.49
12/31/97       9.48    0.52        0.11        0.63      (0.56)            --             --          (0.56)      9.55   6.93
12/31/96      10.07    0.57       (0.60)      (0.03)     (0.56)            --             --          (0.56)      9.48  (0.15)
6/05/95-
12/31/95       9.51    0.30        0.59        0.89      (0.33)            --             --          (0.33)     10.07   9.61
                                                                         Government Securities Fund, Class C
                                                                         -----------------------------------
06/30/99       9.38    0.24       (0.50)      (0.26)     (0.28)            --             --          (0.28)      8.84  (2.81)
12/31/98       9.54    0.45       (0.05)       0.40      (0.56)            --             --          (0.56)      9.38   4.35
12/31/97       9.47    0.59        0.04        0.63      (0.56)            --             --          (0.56)      9.54   6.93
12/31/96      10.07    0.58       (0.62)      (0.04)     (0.56)            --             --          (0.56)      9.47  (0.21)
6/05/95-
12/31/95       9.51    0.30        0.59        0.89      (0.33)            --             --          (0.33)     10.07   9.61
                                                                         Government Securities Fund, Class T
                                                                         -----------------------------------
06/30/99       9.39    0.25       (0.49)      (0.24)     (0.30)            --             --          (0.30)      8.85  (2.69)
12/31/98       9.55    0.58       (0.14)       0.44      (0.60)            --             --          (0.60)      9.39   4.84
12/31/97       9.48    0.57        0.10        0.67      (0.60)            --             --          (0.60)      9.55   7.38
12/31/96      10.07    0.60       (0.59)       0.01      (0.60)            --             --          (0.60)      9.48   0.32
12/31/95       8.74    0.58        1.35        1.93      (0.60)            --             --          (0.60)     10.07  22.90
12/31/94      10.32    0.56       (1.56)      (1.00)     (0.57)            --         $(0.01)         (0.58)      8.74  (9.82)
                                                                               High Yield Fund, Class A
                                                                               ------------------------
06/30/99       8.53    0.34       (0.32)       0.02      (0.38)            --             --          (0.38)      8.17   0.19
12/31/98       9.14    0.75       (0.55)       0.20      (0.75)        $(0.06)            --          (0.81)      8.53   2.25
12/31/97       8.94    0.73        0.23        0.96      (0.76)            --             --          (0.76)      9.14  11.18
12/31/96       8.56    0.76        0.44        1.20      (0.75)            --          (0.07)         (0.82)      8.94  14.74
12/31/95       8.68    0.48       (0.10)       0.38      (0.50)            --             --          (0.50)      8.56   4.48
                                                                               High Yield Fund, Class B
                                                                               ------------------------
06/30/99       8.52    0.31       (0.31)       0.00      (0.35)            --             --          (0.35)      8.17  (0.05)
12/31/98       9.15    0.68       (0.56)       0.12      (0.69)         (0.06)            --          (0.75)      8.52   1.28
12/31/97       8.95    0.67        0.23        0.90      (0.70)            --             --          (0.70)      9.15  10.38
12/31/96       8.57    0.71        0.43        1.14      (0.69)            --          (0.07)         (0.76)      8.95  13.94
12/31/95       8.68    0.44       (0.09)       0.35      (0.46)            --             --          (0.46)      8.57   4.17
                                                                               High Yield Fund, Class C
                                                                               ------------------------
06/30/99       8.53    0.31       (0.32)      (0.01)     (0.35)            --             --          (0.35)      8.17  (0.17)
12/31/98       9.15    0.67       (0.54)       0.13      (0.69)         (0.06)            --          (0.75)      8.53   1.39
12/31/97       8.95    0.67        0.23        0.90      (0.70)            --             --          (0.70)      9.15  10.37
12/31/96       8.57    0.72        0.42        1.14      (0.69)            --          (0.07)         (0.76)      8.95  13.93
12/31/95       8.68    0.44       (0.09)       0.35      (0.46)            --             --          (0.46)      8.57   4.17
                         Ratio of
               Net       expenses        Ratio of    Ratio of net
           Assets,         net of         expense      investment
            end of  reimbursement   reimbursement          income
 Period     period     to average      to average      to average  Portfolio
 ended     (000's) net assets (1)  net assets (1)  net assets (1)   turnover
-------------------------------------------------------------------------------------------------------------------------------
                                                                         Government Securities Fund, Class A
                                                                         -----------------------------------
06/30/99  $ 28,131           1.20%             --            5.94%        40%
12/31/98    31,181           1.17              --            6.18        304
12/31/97     1,744           1.15            0.17%           6.44        129
12/31/96    14,185           1.09            0.20            6.85        101
6/05/95-
12/31/95     3,235           1.02            0.20            6.01        295
                                                                         Government Securities Fund, Class B
                                                                         -----------------------------------
06/30/99    27,274           1.91              --            5.23         40
12/31/98    27,250           1.90            0.15            5.55        304
12/31/97    13,503           1.89            0.17            5.50        129
12/31/96     9,135           1.80            0.20            6.05        101
6/05/95-
12/31/95     2,790           1.70            0.20            5.20        295
                                                                         Government Securities Fund, Class C
                                                                         -----------------------------------
06/30/99     2,465           1.97              --            5.15         40
12/31/98     2,652           1.90            0.15            5.44        304
12/31/97       542           1.85            0.17            5.67        129
12/31/96     1,147           1.80            0.21            6.22        101
6/05/95-
12/31/95         8           1.68            0.20            5.28        295
                                                                         Government Securities Fund, Class T
                                                                         -----------------------------------
06/30/99    41,018           1.54              --            5.60         40
12/31/98    49,713           1.55            0.15            5.97        304
12/31/97    89,939           1.45            0.20            5.99        129
12/31/96   112,126           1.30            0.21            6.37        101
12/31/95   150,951           1.30            0.20            6.23        295
12/31/94   152,608           1.29            0.20            6.00        315
                                                                               High Yield Fund, Class A
                                                                               ------------------------
06/30/99    26,748           1.29              --            8.05         38
12/31/98    31,134           1.26              --            8.27        135
12/31/97    16,213           1.20              --            8.06        134
12/31/96    13,146           1.11              --            8.60        128
12/31/95     7,466           1.02              --            9.83        103
                                                                               High Yield Fund, Class B
                                                                               ------------------------
06/30/99   125,781           2.00              --            7.33         38
12/31/98   139,711           1.97              --            7.50        135
12/31/97   108,469           1.91              --            7.35        134
12/31/96    79,199           1.81              --            7.88        128
12/31/95    29,063           1.71              --            9.18        103
                                                                               High Yield Fund, Class C
                                                                               ------------------------
06/30/99    21,332           2.00              --            7.35         38
12/31/98    23,559           1.98              --            7.48        135
12/31/97    21,393           1.92              --            7.35        134
12/31/96    14,275           1.82              --            7.85        128
12/31/95     3,410           1.72              --            9.29        103

(1) Annualized

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

NORTHSTAR FUNDS
FINANCIAL HIGHLIGHTS (UNAUDITED)
SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST
OUTSTANDING THROUGHOUT EACH PERIOD

                                    Net              Dividends
                             realized &       Total   declared  Distributions
          Net Asset     Net  unrealized        from   from net       declared                                Net Asset
             Value, invest-  gain(loss)     invest-    invest-       from net  Distributions                    Value,
 Period   beginning    ment          on        ment       ment       realized           from          Total        end  Total
 ended    of period  income investments  operations     income           gain        Capital  Distributions  of period Return
------------------------------------------------------------------------------------------------------------------------------
                                                                               High Yield Fund, Class T
                                                                               ------------------------
06/30/99     $ 8.52   $0.32      ($0.31)     $ 0.01     ($0.36)            --             --         ($0.36)    $ 8.17   0.14%
12/31/98       9.14    0.71       (0.54)       0.17      (0.73)        $(0.06)            --          (0.79)      8.52   1.79
12/31/97       8.94    0.71        0.23        0.94      (0.74)            --             --          (0.74)      9.14  10.86
12/31/96       8.56    0.73        0.45        1.18      (0.73)            --         $(0.07)         (0.80)      8.94  14.49
12/31/95       8.29    0.84        0.26        1.10      (0.83)            --             --          (0.83)      8.56  13.71
12/31/94       9.31    0.81       (0.99)      (0.18)     (0.83)         (0.01)            --          (0.84)      8.29  (2.18)
                                                                      Balance Sheet Opportunities Fund, Class A
                                                                      -----------------------------------------
06/30/99      12.34    0.21        1.00        1.21      (0.21)            --             --          (0.21)     13.34   9.89
12/31/98      13.00    0.50        0.14        0.64      (0.56)         (0.74)            --          (1.30)     12.34   5.19
12/31/97      11.78    0.52        2.27        2.79      (0.54)         (1.03)            --          (1.57)     13.00  24.31
12/31/96      12.53    0.56        0.74        1.30      (0.57)         (1.48)            --          (2.05)     11.78  10.54
6/05/95-
12/31/95      12.77    0.43        1.06        1.49      (0.48)         (1.25)            --          (1.73)     12.53  11.95
                                                                      Balance Sheet Opportunities Fund, Class B
                                                                      -----------------------------------------
06/30/99      12.28    0.16        1.00        1.16      (0.16)            --             --          (0.16)     13.28   9.64
12/31/98      12.94    0.44        0.10        0.54      (0.46)         (0.74)            --          (1.20)     12.28   4.38
12/31/97      11.74    0.44        2.25        2.69      (0.46)         (1.03)            --          (1.49)     12.94  23.48
12/31/96      12.51    0.50        0.71        1.21      (0.50)         (1.48)            --          (1.98)     11.74   9.76
6/05/95-
12/31/95      12.77    0.35        1.09        1.44      (0.45)         (1.25)            --          (1.70)     12.51  11.56
                                                                      Balance Sheet Opportunities Fund, Class C
                                                                      -----------------------------------------
06/30/99      12.31    0.16        1.02        1.18      (0.17)           --              --          (0.17)     13.32   9.64
12/31/98      12.95    0.45        0.11        0.56      (0.46)         (0.74)            --          (1.20)     12.31   4.53
12/31/97      11.75    0.43        2.25        2.68      (0.45)         (1.03)            --          (1.48)     12.95  23.41
12/31/96      12.52    0.49        0.70        1.19      (0.48)         (1.48)            --          (1.96)     11.75   9.72
6/05/95-
12/31/95      12.77    0.38        1.07        1.45      (0.45)         (1.25)            --          (1.70)     12.52  11.49
                                                                      Balance Sheet Opportunities Fund, Class T
                                                                      -----------------------------------------
06/30/99      12.38    0.19        1.01        1.20      (0.18)            --             --          (0.18)     13.40   9.77
12/31/98      13.01    0.59       (0.01)       0.58      (0.47)         (0.74)            --          (1.21)     12.38   4.64
12/31/97      11.79    0.50        2.24        2.74      (0.49)         (1.03)            --          (1.52)     13.01  23.91
12/31/96      12.54    0.53        0.73        1.26      (0.53)         (1.48)            --          (2.01)     11.79  10.18
12/31/95      11.54    0.57        2.27        2.84      (0.59)         (1.25)            --          (1.84)     12.54  25.11
12/31/94      12.94    0.57       (1.25)      (0.68)     (0.54)         (0.16)         (0.02)         (0.72)     11.54  (5.33)
                         Ratio of
               Net       expenses        Ratio of   Ratio of net
           Assets,         net of         expense     investment
            end of  reimbursement   reimbursement         income
 Period     period     to average      to average     to average  Portfolio
 ended     (000's) net assets (1)  net assets (1) net assets (1)   turnover
------------------------------------------------------------------------------------------------------------------------------
                                                                               High Yield Fund, Class T
                                                                               ------------------------
06/30/99  $ 69,681           1.62%             --           7.71%        38%
12/31/98    89,116           1.60              --           7.83        135
12/31/97   109,320           1.47              --           7.77        134
12/31/96   124,431           1.31              --           8.43        128
12/31/95   139,711           1.33              --           9.69        103
12/31/94   136,426           1.34              --           9.08         86
                                                                      Balance Sheet Opportunities Fund, Class A
                                                                      -----------------------------------------
06/30/99    17,686           1.52              --           3.22          4
12/31/98    18,537           1.47              --           4.02         38
12/31/97     1,281           1.50            0.02           4.01        130
12/31/96     1,100           1.40            0.09           4.30        107
6/05/95-
12/31/95       797           1.27              --           4.99        131
                                                                      Balance Sheet Opportunities Fund, Class B
                                                                      -----------------------------------------
06/30/99     5,179           2.24              --           2.50          4
12/31/98     5,107           2.17              --           3.33         38
12/31/97     4,969           2.15            0.02           3.37        130
12/31/96     3,765           2.10            0.07           3.64        107
6/05/95-
12/31/95     1,759           1.95              --           4.38        131
                                                                      Balance Sheet Opportunities Fund, Class C
                                                                      -----------------------------------------
06/30/99       653           2.22              --           2.50          4
12/31/98       753           2.15              --           3.34         38
12/31/97       756           2.25              --           3.30        130
12/31/96       372           2.10            0.10           3.61        107
6/05/95-
12/31/95       231           1.91              --           4.49        131
                                                                      Balance Sheet Opportunities Fund, Class T
                                                                      -----------------------------------------
06/30/99    20,116           1.94              --           2.82          4
12/31/98    24,065           1.89              --           3.59         38
12/31/97    53,201           1.83            0.04           3.70        130
12/31/96    59,490           1.69            0.06           3.99        107
12/31/95    72,472           1.68              --           4.44        131
12/31/94    73,764           1.69              --           4.36         59

(1) Annualized

See accompanying notes to financial statements.
--------------------------------------------------------------------------------

THE NORTHSTAR FUNDS
NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 1999 (UNAUDITED)

                                                                         [LOGO]
Note 1. Organization and Significant Accounting Policies

  Organization -- Northstar Special Fund, Northstar Growth Fund, Northstar Government Securities Fund, Northstar High Yield Fund, and Northstar Balance Sheet Opportunities Fund (collectively the "Funds") were organized under the laws of the Commonwealth of Massachusetts and registered under the Investment Company Act of 1940 as diversified open-end management investment companies. The name of each of the separate investment companies with its own investment objective and specific investment goals are set forth below:

  Northstar Special Fund ("Special Fund") seeks to achieve capital apprecia-tion through investment in a diversified portfolio of equity securities pri-marily in small and mid-capitalization companies selected for their potential for growth.

  Northstar Growth Fund ("Growth Fund") seeks to achieve long-term growth of capital by investing principally in common stocks selected for their prospects for capital appreciation.

  Northstar Government Securities Fund ("Government Securities Fund") seeks to achieve a high level of current income and to conserve principal by investing in debt obligations issued or guaranteed by the U.S. Government or its agen-cies and instrumentalities.

  Northstar High Yield Fund ("High Yield Fund") seeks to achieve high current income primarily through investments in long and intermediate-term high yield-high risk, lower-rated and nonrated corporate debt instruments.

  Northstar Balance Sheet Opportunities Fund ("Balance Sheet Opportunities Fund") seeks to realize income and secondarily, capital appreciation through investments in a balance of debt securities, common and preferred stocks, and securities convertible into common stock.

  Security Valuation -- Equity securities are valued daily at the closing sale prices reported on recognized securities exchanges or lacking any sales, at the last available bid price. Prices of long-term debt securities are valued on the basis of last reported sales price, or if no sales are reported, the value is determined based upon the mean of representative quoted bid and asked prices for such securities, or, if such prices are not available, at prices provided by market makers, or at prices for securities of comparable maturity, quality and type. Short-term debt instruments with remaining maturities of less than 60 days are valued at amortized cost, unless the Trustees determine that amortized cost does not reflect the fair value of such obligations. Secu-rities for which market quotations are not readily available are valued at fair value determined in good faith by or under direction of the Trustees of the Funds. The books and records of the Funds are maintained in U.S. dollars. Securities quoted in foreign currencies are translated into U.S. dollars based on the prevailing exchange rates on that day. The Adviser uses independent pricing services to price the Funds' securities.

  Security Transactions, Investment Income, Expenses -- Security transactions are recorded on the trade date. Realized gains or losses on sales of invest-ments are calculated on the identified cost basis. Interest income is recorded on the accrual basis except when collection is not expected; discounts are ac-creted, and premiums amortized to par at maturity; dividend income is recorded on the ex-dividend dates. Income, expenses (except class specific expenses), and realized/unrealized gains/losses, are allocated proportionately to each Fund or class of shares based upon the relative daily net asset value.

  Distributions to Shareholders -- Dividends from net investment income are declared and paid monthly by the Government Securities Fund and High Yield Fund, and declared and paid quarterly by the Balance Sheet Opportunities Fund and declared and paid annually by the Growth Fund and Special Fund. Distribu-tions of net realized capital gains, if any, are declared annually; however, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed.

  Foreign Currency -- The Funds isolate that portion of the results of opera-tions resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

  Net realized gain (loss) on foreign currency transactions represents the foreign exchange: (1) gains and losses
-------------------------------------------------------------------------------

THE NORTHSTAR FUNDS
NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 1999 (UNAUDITED)

from the sale of holdings of foreign currencies, (2) gains and losses between trade date and settlement date on investment securities transactions and for-ward exchange contracts, and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received. Net change in unrealized appreciation (depreciation) of investment and foreign currency arise from changes in the value of assets and liabilities including investment in securities, resulting from changes in the exchange rate.

  Foreign Currency Forward Contracts -- The Funds may enter into foreign cur-rency forward contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Funds agree to receive or de-liver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Funds' net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of en-try into the contracts and the forward rates at the reporting date, is in-cluded in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instru-ments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inabil-ity of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

  Options -- The Funds may write (sell) and purchase put and call options. The premium collected or paid by a Fund for the sale or purchase of a call or put option is recorded as an investment and subsequently "marked to market" to re-flect the current market value of the option. If an option which a Fund has sold or purchased expires on the stipulated expiration date, the Fund realizes a gain or loss in the amount of the premium received or paid for the option.

  For written options, the Fund's obligation may be discharged in three ways:
(1) the option expires on the stipulated expiration date; (2) the option holder exercises the right to call (buy) or put (sell) the security, or (3) the Fund enters into a closing transaction. If the option is held until expi-ration, the Fund recognizes a gain equal to the amount of premium received. If the written call option is exercised by the counterparty, the premium is added to the proceeds from the sale of the underlying security or currency in deter-mining whether the Fund has realized a gain or loss. If the written put option is exercised by the counterparty, the premium reduces the cost basis of the securities purchased by the Fund. If the Fund enters into a closing transac-tion, a gain or loss is recognized equal to the difference between the premium received by the Fund from the counterparty and the amount paid by the Fund on effecting a closing purchase transaction, including brokerage commissions. As the writer of options, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option.

  Futures contracts -- The Funds may invest in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market or interest rates.

  Initial margin deposits made upon entering into futures contracts are recog-nized as assets due from the broker (the Funds' agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the daily market value of the contract.

  Variation margin payments are received or made by the Funds each day, de-pending upon the daily fluctuations in the fair value of the underlying in-strument. The Funds recognize a gain or loss equal to the daily variation mar-gin. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds' basis in the contract.

  Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correla-tion in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

-------------------------------------------------------------------------------
36

THE NORTHSTAR FUNDS
NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 1999 (UNAUDITED)

  Repurchase Agreements -- The Funds' Custodian takes possession of collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including ac-crued interest, is at least equal to the repurchase price. In the event of de-fault of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realiza-tion of the collateral by the Funds may be delayed or limited.

  Federal Income Taxes -- The Funds intend to comply with the special provi-sions of the Internal Revenue Code available to investment companies and to distribute all of the taxable net income to their respective shareholders. Therefore, no Federal income tax provision or excise tax provision is re-quired.

  Management Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2. Investment Adviser, Administrator and Distributor

  Northstar, Inc. (and its wholly-owned operating subsidiaries, Northstar In-vestment Management Corp., Northstar Distributors, Inc. and Northstar Adminis-trator Corp.) is an indirect wholly-owned subsidiary of ReliaStar Financial Corp. Northstar Investment Management Corp. (the "Adviser") serves as each Fund's investment adviser. Each Fund pays the Adviser an investment advisory fee calculated at an annual rate of 0.60% of average daily net assets for High Yield Fund, 0.65% of average daily net assets for the Government Securities Fund and Balance Sheet Opportunities Funds, and 0.75% of average daily net as-sets for the Growth and Special Funds. The Adviser has agreed to waive 0.15% of its advisory fee for the Government Securities Fund through June 30, 1999, therefore the rate paid equals 0.50% of average daily net assets. For the six months ended June 30, 1999, the Adviser waived $78,344 of advisory fees for the Government Securities Fund. For the six months ended June 30, 1999, the Funds paid advisory fees to Northstar Investment Management Corp. of $2,811,919.

  Northstar Administrators Corp. (the "Administrator"), an affiliate of the Adviser, serves as each Fund's administrator. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund's average daily net assets, and an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares. For the six months ended June 30, 1999, the Administrator earned $530,462 in administra-tive and account servicing fees.

  Northstar Distributors, Inc. (the "Distributor") an affiliate of the Adviser and the Administrator, is the distributor of each Fund's shares. Under sepa-rate Plans of Distribution pertaining to Class A, Class B, Class C and Class T shares, the Funds pay the Distributor monthly service fees at an annual rate of 0.25% of the average daily net assets in the case of Class A, Class B, Class C and Class T shares, and monthly distribution fees at the annual rate of 0.05% of the average daily net assets of Class A shares and 0.75% of the average daily net assets of Class B and Class C shares for all Funds. Class T shares pay monthly distribution fees at an annual rate of 0.40% of average daily net assets for the Government Securities and High Yield Funds, 0.50% of average daily net assets for the Balance Sheet Opportunities Fund and 0.70% of average daily net assets for the Growth and Special Funds. Class I does not pay distribution and service fees. At June 30, 1999, the Funds owed the Dis-tributor $464,040 in service and distribution fees.

  The Distributor also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares, and the contingent de-ferred sales charge paid by shareholders upon certain redemptions of Class A, Class B, Class C and Class T shares. For the six months ended June 30, 1999, the Distributor earned the following amounts in sales charges:

                                   Class A  Class B   Class C Class T
                                   Shares    Shares   Shares  Shares
                                   ------- ---------- ------- -------
Initial sales charges              $14,731        N/A     N/A    N/A
Contingent deferred sales charges  $   952 $1,182,699 $11,452 $4,453

-------------------------------------------------------------------------------

THE NORTHSTAR FUNDS
NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 1999 (UNAUDITED)


Note 3. Transactions in Written Call and Put Options

  As of June 30, 1999, cash valued at $517,407 was held in escrow by the custo-dian as collateral for call options written by the Government Securities Fund.

  Transactions in options written for the Government Securities Fund during the six months ended June 30, 1999 were as follows:

                                            Contracts  Premiums
                                            --------- ----------
Beginning Balance at December 31, 1998            0            0
Options Written                               5,099   $3,813,065
Options terminated in closing transactions   (2,661)  (2,484,218)
                                             ------   ----------
Options outstanding at June 30, 1999          2,438   $1,328,847
                                             ======   ==========

  For the six months ended June 30, 1999, the Government Securities Fund had $883,002 in realized losses from closing option transactions.

Note 4. Purchases and Sales of Investment Securities

  The aggregate cost of purchases and proceeds from sales of investments (ex-cluding short-term investments) for the six months ended June 30, 1999, were as follows:

                                               Government               Balance Sheet
                       Special       Growth    Securities   High Yield  Opportunities
                         Fund         Fund        Fund         Fund         Fund
                     ------------ ------------ ----------- ------------ -------------
Aggregate purchases  $283,243,957 $341,163,531 $44,066,792 $ 95,467,289  $ 1,687,731
Aggregate sales      $326,256,947 $341,341,601 $40,048,354 $112,360,967  $11,813,727

  U.S. Government Securities included above were as follows:

                                    Government             Balance Sheet
                     Special Growth Securities  High Yield Opportunities
                      Fund    Fund     Fund        Fund        Fund
                     ------- ------ ----------- ---------- -------------
Aggregate purchases    $ 0    $ 0   $44,066,792 $        0      $ 0
Aggregate sales        $ 0    $ 0   $40,048,354 $1,072,280      $ 0

Note 5. Portfolio Securities (Tax Basis)

  The cost of securities for federal income tax purposes and the aggregate ap-preciation and depreciation of securities at June 30, 1999 were as follows:

                                                     Government                 Balance Sheet
                          Special        Growth      Securities    High Yield   Opportunities
                            Fund          Fund          Fund          Fund          Fund
                        ------------  ------------  ------------  ------------  -------------
Cost (tax basis)        $152,938,742  $171,957,037  $100,168,651  $247,142,142   $33,097,046
                        ------------  ------------  ------------  ------------   -----------
Appreciated Securities    69,614,565    63,864,321     1,812,752     4,860,036    16,683,008
Depreciated Securities      (610,072)     (971,112)   (4,138,055)  (14,997,815)   (8,427,048)
                        ------------  ------------  ------------  ------------   -----------
Net Unrealized
Appreciation
 (Depreciation)         $ 69,004,493  $ 62,893,209  $ (2,325,303) $(10,137,779)  $ 8,255,960
                        ------------  ------------  ------------  ------------   -----------

--------------------------------------------------------------------------------

THE NORTHSTAR FUNDS
NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 1999 (UNAUDITED)


Note 6. Capital Share Transactions

  Transactions in capital shares of each Fund for the six months ended June 30, 1999, were as follows:

                                                            Special Fund
                 -----------------------------------------------------------------------------------------------------------
                        Class A                 Class B                Class C                Class T             Class I
                 ----------------------  ----------------------  ---------------------  ---------------------  -------------
                  Shares      Amount      Shares      Amount      Shares     Amount      Shares     Amount     Shares Amount
                 --------  ------------  --------  ------------  --------  -----------  --------  -----------  ------ ------
Shares sold       183,705  $  5,923,434   126,974  $  3,872,136    91,656  $ 2,800,292       952  $    28,498     3    $100
Reinvested
 dividends              0             0         0             0         0            0         0            0     0       0
Shares redeemed  (424,701)  (13,249,640) (825,079)  (24,812,853) (280,276)  (8,275,185) (105,877)  (3,215,856)    0       0
                 --------  ------------  --------  ------------  --------  -----------  --------  -----------   ---    ----
Net increase
 (decrease)      (240,996) $ (7,326,206) (698,105) $(20,940,717) (188,620) $(5,474,893) (104,925) $(3,187,358)    3    $100
                 ========  ============  ========  ============  ========  ===========  ========  ===========   ===    ====

                                                           Growth Fund
                         --------------------------------------------------------------------------------------
                               Class A                Class B              Class C              Class T
                         ---------------------  --------------------  ------------------  ---------------------
                          Shares     Amount     Shares     Amount     Shares    Amount     Shares     Amount
                         --------  -----------  -------  -----------  -------  ---------  --------  -----------
Shares sold               172,854  $ 5,204,048  248,907  $ 7,173,812   30,529  $ 870,289    16,182  $   472,206
Reinvested dividends            0            0        0            0        0          0         0            0
Shares redeemed          (150,268)  (4,375,390) (88,087)  (2,531,857) (15,970)  (456,194) (182,738)  (5,151,430)
                         --------  -----------  -------  -----------  -------  ---------  --------  -----------
Net increase (decrease)    22,586  $   828,658  160,820  $ 4,641,955   14,559  $ 414,095  (166,556) $(4,679,224)
                         ========  ===========  =======  ===========  =======  =========  ========  ===========

                                                       Government Securities Fund
                         ---------------------------------------------------------------------------------------------
                                 Class A                 Class B                Class C                Class T
                         ------------------------  ---------------------  ---------------------  ---------------------
                           Shares       Amount      Shares     Amount      Shares     Amount      Shares     Amount
                         ----------  ------------  --------  -----------  --------  -----------  --------  -----------
Shares sold               1,435,563  $ 13,195,498   625,888  $ 5,712,226   105,518  $   962,287    15,351  $   140,864
Reinvested dividends         59,279       536,899    60,029      544,533     1,752       15,824   114,474    1,038,985
Shares redeemed          (1,635,155)  (14,976,830) (505,151)  (4,618,384) (111,020)  (1,017,135) (786,930)  (7,174,697)
                         ----------  ------------  --------  -----------  --------  -----------  --------  -----------
Net increase (decrease)    (140,313) $ (1,244,433)  180,766  $ 1,638,375    (3,750) $   (39,024) (657,105) $(5,994,848)
                         ==========  ============  ========  ===========  ========  ===========  ========  ===========

                                                          High Yield Fund
                    ---------------------------------------------------------------------------------------------------
                           Class A                  Class B                  Class C                   Class T
                    -----------------------  -----------------------  -----------------------  ------------------------
                      Shares      Amount       Shares      Amount       Shares      Amount       Shares       Amount
                    ----------  -----------  ----------  -----------  ----------  -----------  ----------  ------------
Shares sold            792,915  $ 6,621,322   1,185,647  $ 9,941,934     858,353  $ 7,280,816      30,365  $    255,180
Reinvested
 dividends              92,377      772,019     197,478    1,649,896      44,119      369,166     216,049     1,805,372
Shares redeemed     (1,263,572) (10,556,523) (2,373,804) (19,919,361) (1,055,762)  (8,898,147) (2,172,715)  (18,138,094)
                    ----------  -----------  ----------  -----------  ----------  -----------  ----------  ------------
Net decrease          (378,280) $(3,163,182)   (990,679) $(8,327,531)   (153,290) $(1,248,165) (1,926,301) $(16,077,542)
                    ==========  ===========  ==========  ===========  ==========  ===========  ==========  ============
                                                  Balance Sheet Opportunities Fund
                    ---------------------------------------------------------------------------------------------------
                           Class A                  Class B                  Class C                   Class T
                    -----------------------  -----------------------  -----------------------  ------------------------
                      Shares      Amount       Shares      Amount       Shares      Amount       Shares       Amount
                    ----------  -----------  ----------  -----------  ----------  -----------  ----------  ------------
Shares sold             12,293  $   152,084      23,455  $   291,618         649  $     8,339         445  $      5,999
Reinvested
 dividends              17,012      215,112       4,362       54,900         746        9,426      18,812       238,794
Shares redeemed       (206,348)  (2,610,092)    (53,883)    (684,487)    (13,553)    (175,423)   (461,747)   (5,802,543)
                    ----------  -----------  ----------  -----------  ----------  -----------  ----------  ------------
Net decrease          (177,043) $(2,242,896)    (26,066) $  (337,969)    (12,158) $  (157,658)   (442,490) $ (5,557,750)
                    ==========  ===========  ==========  ===========  ==========  ===========  ==========  ============

--------------------------------------------------------------------------------

THE NORTHSTAR FUNDS
NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 1999 (UNAUDITED)


  Transactions in capital shares of each Fund for the year ended December 31, 1998, were as follows:

                                                           Special Fund
                   ----------------------------------------------------------------------------------------------------
                           Class A                   Class B                   Class C                  Class T
                   ------------------------  ------------------------  ------------------------  ----------------------
                     Shares       Amount       Shares       Amount       Shares       Amount      Shares      Amount
                   ----------  ------------  ----------  ------------  ----------  ------------  --------  ------------
Shares sold           382,273  $ 10,956,276     545,403  $ 15,056,320     282,590  $  7,713,920     5,412  $    163,550
Reinvested
 dividends             37,919       920,290      90,696     2,145,768      14,731       348,396    19,335       459,210
Shares redeemed    (1,667,328)  (46,516,064) (2,460,940)  (65,745,031) (1,131,357)  (30,735,989) (582,436)  (15,952,837)
                   ----------  ------------  ----------  ------------  ----------  ------------  --------  ------------
Net decrease       (1,247,136) $(34,639,498) (1,824,841) $(48,542,943)   (834,036) $(22,673,673) (557,689) $(15,330,077)
                   ==========  ============  ==========  ============  ==========  ============  ========  ============

                                                                  Growth Fund
                 ---------------------------------------------------------------------------------------------
                        Class A                Class B               Class C                 Class T
                 ----------------------  --------------------  --------------------  ------------------------
                  Shares      Amount     Shares     Amount     Shares     Amount       Shares       Amount
                 ---------  -----------  -------  -----------  -------  -----------  ----------  ------------
Shares sold      1,006,647  $22,997,231  273,349  $ 5,996,702   79,910  $ 1,823,822      46,535  $    630,574
Reinvested
 dividends           8,571      215,136    3,913       95,879      424       10,410      15,938       392,841
Shares redeemed   (327,683)  (7,307,908) (90,460)  (1,938,294) (71,640)  (1,591,116) (1,533,469)  (34,281,909)
                 ---------  -----------  -------  -----------  -------  -----------  ----------  ------------
Net increase
 (decrease)        687,535  $15,904,459  186,802  $ 4,154,287    8,694  $   243,116  (1,470,996) $(32,258,494)
                 =========  ===========  =======  ===========  =======  ===========  ==========  ============
                         Class I
                 -------------------------
                   Shares       Amount
                 ----------- -------------
Shares sold               0  $          0
Reinvested
 dividends           34,255       866,645
Shares redeemed  (2,181,662)  (49,663,312)
                 ----------- -------------
Net increase
 (decrease)      (2,147,407) $(48,796,667)
                 =========== =============

                                                       Government Securities Fund
                        ------------------------------------------------------------------------------------------------
                               Class A                  Class B                 Class C                 Class T
                        -----------------------  -----------------------  --------------------  ------------------------
                          Shares      Amount       Shares      Amount      Shares     Amount      Shares       Amount
                        ----------  -----------  ----------  -----------  --------  ----------  ----------  ------------
Shares sold              4,260,830  $40,351,078   2,068,718  $19,733,721   842,471  $8,018,617      35,329  $    336,252
Reinvested dividends        69,676      659,133      90,647      859,973     6,162      58,582     295,996     2,807,524
Shares redeemed         (1,188,942) (11,249,259)   (674,093)  (6,406,150) (622,700) (5,907,953) (4,458,543)  (42,359,549)
                        ----------  -----------  ----------  -----------  --------  ----------  ----------  ------------
Net increase
 (decrease)              3,141,564  $29,760,952   1,485,272  $14,187,544   225,933  $2,169,246  (4,127,218) $(39,215,773)
                        ==========  ===========  ==========  ===========  ========  ==========  ==========  ============
                                                             High Yield Fund
                        ------------------------------------------------------------------------------------------------
                               Class A                  Class B                 Class C                 Class T
                        -----------------------  -----------------------  --------------------  ------------------------
                          Shares      Amount       Shares      Amount      Shares     Amount      Shares       Amount
                        ----------  -----------  ----------  -----------  --------  ----------  ----------  ------------
Shares sold              1,333,841  $12,457,996   3,919,058  $35,441,155   950,767  $8,562,136     164,080  $  1,235,978
Issued in merger (Note
 12)                     1,101,804    9,430,284   2,327,545   19,939,792   208,474   1,787,395   1,185,636    10,147,120
Reinvested dividends       119,266    1,050,377     336,103    2,973,114    58,769     519,682     455,225     4,355,999
Shares redeemed           (677,072)  (6,031,135) (2,048,986) (17,616,654) (793,765) (7,042,221) (3,304,234)  (29,905,769)
                        ----------  -----------  ----------  -----------  --------  ----------  ----------  ------------
Net increase
 (decrease)              1,877,839  $16,907,522   4,533,720  $40,737,407   424,245  $3,826,992  (1,499,293) $(14,166,672)
                        ==========  ===========  ==========  ===========  ========  ==========  ==========  ============



--------------------------------------------------------------------------------

THE NORTHSTAR FUNDS
NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 1999 (UNAUDITED)

                                                  Balance Sheet Opportunities Fund
                         -----------------------------------------------------------------------------------------
                                Class A                Class B             Class C                Class T
                         ----------------------  --------------------  -----------------  ------------------------
                          Shares      Amount      Shares     Amount    Shares    Amount     Shares       Amount
                         ---------  -----------  --------  ----------  -------  --------  ----------  ------------
Shares sold              1,534,971  $20,636,138   102,560  $1,348,124    9,419  $124,617      22,306  $    297,230
Reinvested dividends       111,595    1,358,125    31,791     388,308    5,343    65,485     178,879     2,227,493
Shares redeemed           (242,430)  (3,001,196) (102,461) (1,330,402) (11,961) (148,181) (2,345,539)  (31,109,175)
                         ---------  -----------  --------  ----------  -------  --------  ----------  ------------
Net increase (decrease)  1,404,136  $18,993,067    31,890  $  406,030    2,801  $ 41,921  (2,144,354) $(28,584,452)
                         =========  ===========  ========  ==========  =======  ========  ==========  ============

Note 7. Credit Risk and Defaulted Securities

  Although the Funds have a diversified portfolio, the High Yield and Balance Sheet Opportunities Funds had 94.3% and 23.6%, respectively, of their portfo-lios invested in lower rated and comparable quality unrated high yield securi-ties. Investments in higher yield securities are accompanied by a greater de-gree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At June 30, 1999, the Balance Sheet Opportunities Fund held Forman Petroleum Corp. and Hurricane Hy-drocarbons, securities in default and SA Telecommunications, Inc., security in bankruptcy. The total aggregate value of these securities is $621,250. At June 30, 1999 the High Yield Fund held Geneva Steel Co. security in default. The total aggregate value of this security is $430,000.

  For financial reporting purposes, it is each Fund's accounting practice to discontinue accrual of income and provide an estimate for probable losses due to unpaid interest income on defaulted bonds for the current reporting period.

Note 8. Security Loans

  Each Fund may lend its securities to brokers, dealers and other financial institutions in amounts up to one third of the value of its total assets. The loans are fully collateralized at all times by cash or liquid high grade secu-rities. As with other extensions of credit, each Fund may bear risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending its securities in the form of fees or all or a portion of the income from in-vestments of the collateral. The Funds also continue to earn income on the se-curities loaned. At June 30, 1999, the Funds did not have any securities on loan.

Note 9. Federal Income Tax -- Capital Loss Carryforward

  At December 31, 1998, the High Yield Fund had capital loss carryforwards ac-quired from Northstar Strategic Income Fund expiring December 31, 2002, 2003 and 2006 of $640,074, $1,301,325 and $8,691,211, respectively. The Government
Securities Fund had capital loss carryforwards expiring December 31, 2002 and 2005 of $16,131,129 and $2,339,660, respectively.

Note 10. Compensating Balance Arrangement

  The Funds have an informal compensating balance with the Custodian whereby the Funds may have overdrafts in their respective accounts and have no inter-est assessed on the overdrafts. In return, the Funds are required to maintain positive balances to offset negative balances. The required deposits are cal-culated by dividing the overdrawn amounts by 0.90. At June 30, 1999, the Funds did not have any compensating balances.

Note 11. Letter of Credit

  The Northstar Funds, Northstar Equity Trust, Northstar Galaxy Trust and Northstar Trust (collectively the "Funds") have entered into an unsecured com-mitted revolving line of credit agreement (the "Credit Agreement") with State Street Bank and Trust Company for an aggregate amount of $50,000,000. The pro-ceeds may be used only to (1) temporarily finance the purchase and sale of se-curities; (2) finance the redemption of shares of an investor in the Funds;
and (3) enable the Funds to meet other emergency
-------------------------------------------------------------------------------

THE NORTHSTAR FUNDS
NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 1999 (UNAUDITED)

expenses as defined in the Credit Agreement. The Funds pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. During six months ended June 30, 1999, the Funds did not have any loans outstanding.

Note 12. Transfer of Net Assets

  At the close of business on November 20, 1998 ( the "Closing"), the
Northstar High Yield Fund ("High Yield Fund") acquired the net assets of the Northstar Strategic Income Fund, ("Strategic Income Fund") pursuant to an Agreement and Plan of Reorganization (the "Agreement") dated September 1,
1998. In accordance with the Agreement, the High Yield Fund, at the Closing, issued 4,822,341 shares having an aggregate value of $41,304,591, which in-cluded unrealized depreciation on investments of $1,662,193 and accumulated net realized loss of ($10,632,610). As a result the High Yield Fund issued
1.184579439 shares for each Strategic Fund Class A; 1.183197200 shares for each Strategic Fund Class B; 1.180863477 shares for each Strategic Fund Class C; and 1.184579439 shares for each Strategic Fund Class T. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. Directly after the merger the combined net assets in the High Yield Fund were $283,575,377 with a net asset value of $8.56 for
Class A, $8.57 for Class B and C, and $8.56 for Class T shares.
-------------------------------------------------------------------------------
42

THE NORTHSTAR FUNDS
NOTES TO FINANCIAL STATEMENTS -- JUNE 30, 1999


                                                                          [LOGO]
 Tax Information (Unaudited)

   The amount of the long-term capital gain paid for the fiscal year ended December 31, 1998 was $1,668,524, $5,804,109, $1,454,847 and $1,942,393 for
 the Northstar Growth, Special, Balance Sheet Opportu-nities, and High Yield Funds, respectively.

   Of the ordinary distribution made during the fiscal year ended December 31, 1998, the following percent-ages qualify for the dividend received deduction available to corporate shareholders; 2.55% and 14.16% for the High Yield Fund and Balance Sheet Opportuni-ties Fund, respectively.

   The above figures may differ from those cited else-
 where in this report due to the difference in the
 calculation of income and gains for Securities and
 Exchange Commission (book) purpose and Internal Reve-
 nue Service (tax) purposes.
--------------------------------------------------------------------------------

                      (This Page Left Blank Intentionally)

                                    [LOGO]
                                   NORTHSTAR


                                                                     630 FUNDS A